TW HOLDINGS II, INC.,
                                   as Borrower


                            TRENDWEST RESORTS, INC.,
                               as Master Servicer


                               SAGE SYSTEMS, INC.,
                                  as Custodian


                                       and

                             LASALLE NATIONAL BANK,
                                   as Trustee


                                 --------------



                                 TRUST INDENTURE

                                 --------------



                           Dated as of April 15, 1999

                                TABLE OF CONTENTS

                                                                                                               Page
ARTICLE 1.  DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION...............................................2

     SECTION 1.1.   General Definitions...........................................................................2
     SECTION 1.2.   Compliance Certificates and Opinions..........................................................2
     SECTION 1.3.   Form of Documents Delivered to Trustee........................................................3
     SECTION 1.4.   Acts of Noteholders, etc......................................................................4
     SECTION 1.5.   Notice to Noteholders; Waiver.................................................................5
     SECTION 1.6.   Effect of Headings and Table of Contents......................................................6
     SECTION 1.7.   Successors and Assigns........................................................................6
     SECTION 1.8.   GOVERNING LAW.................................................................................6
     SECTION 1.9.   Legal Holidays................................................................................6
     SECTION 1.10.  Execution in Counterparts.....................................................................6
     SECTION 1.11.  Inspection ...................................................................................7
     SECTION 1.12.  Survival of Representations and Warranties....................................................7

ARTICLE 2.  THE NOTES ............................................................................................7

     SECTION 2.1.   General Provisions............................................................................7
     SECTION 2.2.   Execution, Authentication, Delivery,
                               and Dating.........................................................................8
     SECTION 2.3.   Transfer and Exchange.........................................................................9
     SECTION 2.4.   Mutilated, Destroyed, Lost and Stolen Notes..................................................10
     SECTION 2.5.   Payment of Interest and Principal; Rights Preserved..........................................11
     SECTION 2.6.   Persons Deemed Owners........................................................................12
     SECTION 2.7.   Cancellation.................................................................................12
     SECTION 2.8.   Noteholder Lists.............................................................................12
     SECTION 2.9.   Treasury Notes...............................................................................12

ARTICLE 3.  ACCOUNTS; COLLECTION AND APPLICATION OF MONEYS; REPORTS..............................................13

     SECTION 3.1.   Trust Accounts; Investments by Trustee.......................................................13
     SECTION 3.2.   Establishment and Administration of the Collection Account...................................15
     SECTION 3.3.   Reserved.  ..................................................................................15
     SECTION 3.4.   Distributions................................................................................16
     SECTION 3.5.   Certifications to Noteholders................................................................17
     SECTION 3.6.   Returned Payments............................................................................17

ARTICLE 4.  THE TRUST ESTATE.....................................................................................17

     SECTION 4.1.   Acceptance by Trustee........................................................................17
     SECTION 4.2.   Subsequent Transfers.........................................................................18
     SECTION 4.3.   Conditions Precedent to All Transfers........................................................19
     SECTION 4.4.   Grant of Security Interest; Tax Treatment....................................................20
     SECTION 4.5.   Further Action Evidencing Assignments........................................................21
     SECTION 4.6.   Substitution of Receivables and Release of Liens.............................................21
     SECTION 4.7.   Appointment of Custodian; Delivery of
                               Receivable Documents; Verification................................................22
     SECTION 4.8.   Receipts.  ..................................................................................23
     SECTION 4.9    Duties of Custodian..........................................................................23
     SECTION 4.10.  Representations and Warranties of Custodian..................................................24
     SECTION 4.11.  Indemnification of Custodian.................................................................25
     SECTION 4.12.  Adverse Interests............................................................................25
     SECTION 4.13.  Termination of Custodian.....................................................................25

ARTICLE 5.  SERVICING OF ASSETS..................................................................................26

     SECTION 5.1.   Appointment of Master Servicer...............................................................26
     SECTION 5.2.   Duties of Master Servicer; Subservicers......................................................27
     SECTION 5.3.   Collection Responsibilities; Receivable Modifications........................................31
     SECTION 5.4.   Maintenance of Insurance.....................................................................31
     Section 5.5.   Assumption and Substitution Agreements.......................................................32
     SECTION 5.6.   Realization Upon Defaulted Receivables.......................................................32
     Section 5.7.   Representations and Warranties as to the
                               Master Servicer...................................................................33
     SECTION 5.8.   Existence; Status as Master Servicer; Merger.................................................34
     SECTION 5.9.   Performance of Obligations...................................................................35
     SECTION 5.10.  Event of Master Servicer Termination.........................................................35
     SECTION 5.11.  Optional Purchase of Vacation Credits........................................................35

ARTICLE 6.  EVENTS OF DEFAULT; REMEDIES..........................................................................36

     SECTION 6.1.   Events of Default............................................................................36
     SECTION 6.2.   Acceleration of Maturity; Rescission and Annulment...........................................38
     SECTION 6.3.   Remedies   ..................................................................................39
     SECTION 6.4.   Trustee May File Proofs of Claim.............................................................40
     SECTION 6.5.   Trustee May Enforce Claims Without Possession of Notes.......................................41
     SECTION 6.6.   Application of Money Collected...............................................................42
     SECTION 6.7.   Limitation on Suits..........................................................................42
     SECTION 6.8.   Unconditional Right of Noteholders to Receive Principal and Interest.........................43
     SECTION 6.9.   Restoration of Rights and Remedies...........................................................43
     SECTION 6.10.  Rights and Remedies Cumulative...............................................................43
     SECTION 6.11.  Delay or Omission Not Waiver.................................................................43
     SECTION 6.12.  Control by Noteholders.......................................................................43
     SECTION 6.13.  Waiver of Events of Default..................................................................44
     SECTION 6.14.  Undertaking for Costs........................................................................44
     SECTION 6.15.  Waiver of Stay or Extension Laws.............................................................45
     SECTION 6.16.  Sale of Trust Estate.........................................................................45

ARTICLE 7.  THE TRUSTEE..........................................................................................46

     SECTION 7.1.   Certain Duties...............................................................................46
     SECTION 7.2.   Notice of Events of Default..................................................................48
     SECTION 7.3.   Certain Matters Affecting the Trustee........................................................48
     SECTION 7.4.   Trustee Not Liable for Notes or Receivables..................................................49
     SECTION 7.5.   Trustee May Own Notes........................................................................49
     SECTION 7.6.   The Master Servicer to Pay Trustee's Fees and Expenses.......................................49
     SECTION 7.7.   Eligibility Requirements for Trustee.........................................................50
     SECTION 7.8.   Resignation or Removal of Trustee............................................................50
     SECTION 7.9.   Successor Trustee............................................................................51
     SECTION 7.10.  Merger or Consolidation of Trustee...........................................................52
     SECTION 7.11.  Appointment of Co-Trustee or Separate
                               Trustee...........................................................................53
     SECTION 7.12.. Paying Agent and Note Registrar Rights.......................................................54
     SECTION 7.13.  No Obligation to make Advances...............................................................55

ARTICLE 8.  COVENANTS ...........................................................................................55

     SECTION 8.1.   Payment of Principal and Interest............................................................55
     SECTION 8.2.   Maintenance of Office or Agency; Chief Executive Office......................................55
     SECTION 8.3.   Money for Payments to Noteholders to be Held in Trust........................................55
     SECTION 8.4.   Corporate Existence; Merger;
                               Consolidation, etc................................................................56
     SECTION 8.5.   Protection of Trust Estate; Further
                               Assurances........................................................................56
     SECTION 8.6.   Reserved.  ..................................................................................57
     SECTION 8.7.   Additional Covenants.........................................................................57
     SECTION 8.8.   Taxes      ..................................................................................58

ARTICLE 9.  SUPPLEMENTAL INDENTURES..............................................................................58

     SECTION 9.1.   Supplemental Indentures......................................................................58
     SECTION 9.2.   Supplemental Indentures with Consent of Noteholders..........................................59
     SECTION 9.3.   Execution of Supplemental Indentures.........................................................60
     SECTION 9.4.   Effect of Supplemental Indentures............................................................60
     SECTION 9.5.   Reference in Notes to Supplemental
                               Indentures........................................................................61

ARTICLE 10.  SATISFACTION AND DISCHARGE..........................................................................61

     SECTION 10.1.  Satisfaction and Discharge of Indenture......................................................61
     SECTION 10.2.  Application of Trust Money...................................................................61
     SECTION 10.3.  Trust Termination Date.......................................................................62

ARTICLE 11.  REPRESENTATIONS AND WARRANTIES......................................................................62

     SECTION 11.1.  Representations and Warranties of the Borrower...............................................62
     SECTION 11.2.  Representations and Warranties as to Each Trust Estate Receivable............................65

ARTICLE 12.  MISCELLANEOUS.......................................................................................65

     SECTION 12.1.  Indemnities of the Master Servicer...........................................................65
     SECTION 12.2.  Officer's Certificate and Opinion of Counsel
                               as to Conditions Precedent........................................................66
     SECTION 12.3.  Statements Required in Certificate or
                               Opinion...........................................................................66
     SECTION 12.4.  Notices    ..................................................................................67
     SECTION 12.5.  No Proceedings...............................................................................68

[SIGNATURE PAGE FOLLOWS].........................................................................................68


EXHIBITS

EXHIBIT A                  Form of Collateral Assignment
EXHIBIT B                  Form of Variable Note
EXHIBIT C                  Form of Rule 144A Transferee Letter
EXHIBIT D                  Form of Investor Letter
EXHIBIT E                  Form of Servicer Report
EXHIBIT F                  Form of Request for Release
EXHIBIT G                  Form of Receipt

Schedule 1        List of Assets

Annex A           Trendwest Warehouse Facility Definitions
trust indenture



                                 TRUST INDENTURE

                  This  TRUST   INDENTURE  dated  as  of  April  15,  1999  (the
"Indenture"), is by and among TW HOLDINGS II, INC., a Delaware corporation (the "Borrower"), TRENDWEST RESORTS, INC., an Oregon corporation, as Master Servicer (the "Master Servicer") and individually ("TWRI"), SAGE SYSTEMS, INC., as Custodian (the "Custodian") and LASALLE NATIONAL BANK, as trustee (the "Trustee").


                                             RECITALS OF THE BORROWER

                  WHEREAS, the Borrower is a bankruptcy-remote corporation formed for the sole purpose of acquiring from TWRI certain timeshare receivables originated by TWRI and certain other rights and properties pertaining thereto;

                  WHEREAS, the Borrower has duly authorized the execution and delivery of this Indenture to provide for the issuance of a class of variable funding notes (the "Notes") which shall evidence Advances made from time to time by Prudential Securities Credit Corporation (the "Lender") pursuant to the Credit Agreement, dated April 15, 1999, by and among the Borrower, TWRI and the Lender;

                  WHEREAS, the Notes shall be secured by the Assets;

                  WHEREAS, the Borrower intends that the Trustee, on behalf of the Noteholders, will, from time to time, take assignment of Receivables and related rights and benefits, including those under any collateral security agreement, and guarantees from the Borrower simultaneously with the acquisition of such Receivables by the Borrower from TWRI; and

                  NOW, THEREFORE, THIS TRUST INDENTURE WITNESSETH:

                  For and in consideration of the mutual covenants set forth herein, and for other valuable consideration, the receipt of which are hereby acknowledged, it is mutually covenanted and agreed, for the benefit of all parties hereto, as follows:

                                 GRANTING CLAUSE

                  The Borrower hereby Grants to the Trustee for inclusion in the Trust Estate on each Assignment Date, for the benefit and security of the Noteholders and the Trustee, all of the Borrower's right, title and interest in and to the following:

(i) all Assets specified in the related Collateral Assignment. The Trustee acknowledges receipt of the related Trust Estate and declares that it will hold or shall cause the related Custodian to hold such documents and the other documents constituting a part of the related Receivable Documents, for the benefit of the Noteholders;

(ii) the Trust Accounts and all monies, checks, securities, investments and interests held in, credited to or evidencing such accounts;

(iii) all of the Borrower's right, title and interest in and to investments made with proceeds of the property described in clauses (i) and (ii) above; and

(iv) all distributions, revenues, products, substitutions, benefits, profits and proceeds, in whatever form, of any of the foregoing.

Such Grant is made in trust to secure (i) the payment of all amounts due on the Notes, (ii) the payment of all other sums payable under this Indenture with respect to the Notes and (iii) compliance with the provisions of this Indenture with respect to the Notes.

                  The Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions hereof, and agrees to perform the duties herein required to the best of its ability and to the end that the Trust Estate and the interests of the Noteholders, the Trustee and the Borrower may be adequately and effectively protected as hereinafter provided.

                                   ARTICLE 1.

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

                  SECTION 1.1.  General Definitions.

                  In addition to the terms defined elsewhere in this Indenture, certain capitalized terms shall have the meanings given them in "Trendwest Warehouse Facility Definitions" attached hereto as Annex A.

                  SECTION 1.2.  Compliance Certificates and Opinions.

                  Upon any written application or request by the Borrower to the Trustee to take any action under any provision of this Indenture, other than any request that (a) the Trustee authenticate the Notes specified in such request,
(b) the Trustee invest moneys in any of the Trust Accounts pursuant to the written directions specified in such request, or (c) the Trustee pay moneys due and payable to the Borrower hereunder to the Borrower's assignee specified in such request, the Trustee shall require the Borrower to furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and that the request otherwise is in accordance with the terms of the Indenture, and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such requested action as to which other evidence of satisfaction of the conditions precedent thereto is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

                  SECTION 1.3.  Form of Documents Delivered to Trustee.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any  certificate  or opinion  of an  officer  of the  Borrower delivered to the Trustee may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such officer's certificate or opinion and any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Borrower as to such factual matters unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the Trustee may reasonably rely upon the opinion of such other counsel.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  Wherever in this Indenture, in connection with any application or certificate or report to the Trustee, it is provided that the Borrower shall deliver any document as a condition of the granting of such application, or as evidence of compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Borrower to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 7.1(b).

                  Whenever in this  Indenture it is provided that the absence of the occurrence and continuation of a Default or Event of Default, or Event of Master Servicer Termination is a condition precedent to the taking of any action by the Trustee at the request or direction of the Borrower, then, notwithstanding that the satisfaction of such condition is a condition precedent to the Borrower's right to make such request or direction, the Trustee shall be protected in acting in accordance with such request or direction if it does not have knowledge of the occurrence and continuation of such Default or Event of Default, or Event of Master Servicer Termination. For all purposes of this Indenture, the Trustee shall not be deemed to have knowledge of any Default or Event of Default, or Event of Master Servicer Termination nor shall the Trustee have any duty to monitor or investigate to determine whether a default has occurred (other than an Event of Default of the kind described in Section 6.1(a)), or Event of Master Servicer Termination unless a Responsible Officer of the Trustee shall have actual knowledge thereof or shall have been notified in writing thereof by the Borrower, the Master Servicer, or any Noteholder.

                  SECTION 1.4.  Acts of Noteholders, etc.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders shall be embodied in and evidenced by one or more instruments of substantially similar tenor signed by Noteholders representing 66-2/3% of the then Outstanding Principal Amount of Outstanding Notes; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Borrower. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.1) conclusive in favor of the Trustee and the Borrower, if made in the manner provided in this Section 1.4.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the holder of any Note shall bind every future holder of the same Note and the holder of every Note issued upon the registration of transfer thereof or in exchange therefore or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Borrower in reliance thereon, whether or not notation of such action is made upon such Note.

                  (d) By accepting the Notes issued pursuant to this Indenture, each Noteholder irrevocably appoints the Trustee hereunder as the special attorney-in-fact for such Noteholder vested with full power on behalf of such Noteholder to effect and enforce the rights of such Noteholder for the benefit of such Noteholder; provided that nothing contained in this Section 1.4(d) shall be deemed to confer upon the Trustee any duty or power to vote on behalf of the Noteholders with respect to any matter on which the Noteholders have a right to vote pursuant to the terms of this Indenture.

                  SECTION 1.5.  Notice to Noteholders; Waiver.

                  (a) Where this Indenture provides for notice to Noteholders of any event, or the mailing of any report to Noteholders, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid or certified mail return receipt requested, or sent by private courier or confirmed telecopy to each Noteholder affected by such event or to whom such report is required to be mailed, at its address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Noteholders is mailed, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, to any particular Noteholder shall affect the sufficiency of such notice or report with respect to other Noteholders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  (b) In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to mail or send notice to Noteholders, in accordance with Section 1.5(a), of any event or any report to Noteholders when such notice or report is required to be delivered pursuant to any provision of this Indenture, then such notification or delivery as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

                  SECTION 1.6.  Effect of Headings and Table of Contents.

                  The Article and Section headings herein and in the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 1.7.  Successors and Assigns.

                  All covenants and agreements in this Indenture by each of the Borrower, the Master Servicer or the Trustee shall bind its respective successors and permitted assigns, whether so expressed or not.

                  SECTION 1.8.  GOVERNING LAW.

                  THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. UNLESS MADE APPLICABLE IN A SUPPLEMENT HERETO, THIS INDENTURE IS NOT SUBJECT TO THE TRUST INDENTURE ACT OF 1939, AS AMENDED, AND SHALL NOT BE GOVERNED THEREBY AND CONSTRUED IN ACCORDANCE THEREWITH.

                  SECTION 1.9.  Legal Holidays.

                  In any case where any Payment Date or any other date on which principal of or interest on any Note is proposed to be paid shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Notes) such payment need not be made on such date, but shall be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, or other date on which principal of or interest on any Note is proposed to be paid, provided that no interest shall accrue for the period from and after such Payment Date, or any other date on which principal of or interest on any Note is proposed to be paid, as the case may be, until such next succeeding Business Day.

                  SECTION 1.10.  Execution in Counterparts.

                  This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  SECTION 1.11.  Inspection.

                  The Borrower agrees that, on reasonable prior notice, it will permit the representatives of the Trustee or any Noteholder holding Notes evidencing at least 25% of the Outstanding Principal Amount of the Notes, during the Borrower's normal business hours, to examine all of the books of account, records, reports and other papers of the Borrower, to make copies thereof and extracts therefrom, and to discuss its affairs, finances and accounts with its officers, employees and independent accountants (and by this provision the Borrower hereby authorizes its accountants to discuss with such representatives such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested for the purpose of reviewing or evaluating the financial condition or affairs of the Borrower or the performance of and compliance with the covenants and undertakings of the Borrower and the Master Servicer in this Indenture, the Receivables Sale Agreement or any of the other documents referred to herein or therein. Any expense incident to the exercise by the Trustee at any time or any Noteholder during the continuance of any Default or Event of Default, of any right under this Section 1.11 shall be borne by the Borrower. Nothing contained herein shall be construed as a duty of the Trustee to perform such inspection.

                  SECTION 1.12.  Survival of Representations and Warranties.

                  The representations, warranties and certifications of the Borrower made in this Indenture or in any certificate or other writing delivered by the Borrower pursuant hereto shall survive the authentication and delivery of the Notes hereunder.

                                   ARTICLE 2.

                                    THE NOTES

                  SECTION 2.1.  General Provisions.

                  (a) Maximum Outstanding Principal Balance of Notes. The aggregate Outstanding Principal Amount of the Notes that may be authenticated and delivered under this Indenture shall not exceed $75,000,000.

                  (b) Denominations. The Notes may be issued in minimum denominations of $500,000 and any integral multiple of $1,000 in excess thereof; provided that the foregoing shall not restrict or prevent the transfer in accordance with Section 2.3 of this Indenture of any Notes having a remaining Outstanding Principal Amount of other than an integral multiple of $1,000, or the issuance of a single Note with a denomination less than $500,000.

                  (c) Principal Payments. For each Payment Date, the Noteholders shall be entitled to the Note Principal Payment Amount (the "Principal Payments"). Principal Payments on the Notes will be made in accordance with Sections 3.4 or 6.6, as applicable.

                  (d) Interest Payments. For each Payment Date, the Noteholders shall be entitled to the Note Interest Payment Amount (the "Interest Payments") that has accrued on the Notes during the previous Due Period, plus unpaid interest from prior Due Periods, at the Note Interest Rate. Interest Payments will be made in accordance with Sections 3.4 and 6.6, as applicable.

                  (e) Outstanding Principal Amount. The Outstanding Principal Amount of the Notes will, at all times, be equal to the Outstanding amount of Advances made pursuant to the Credit Agreement.

                  (f) Form of Notes. The Notes shall be in substantially the form attached hereto as Exhibit B.

                  SECTION 2.2.  Execution, Authentication, Delivery, and Dating.

                  (a) The Notes shall be manually executed on behalf of the Borrower by its Chairman, Vice Chairman, President, or any Vice President.

                  (b) Any Note bearing the signature of an individual who was at the time of execution thereof a proper officer of the Borrower shall bind the Borrower, notwithstanding that such individual ceases to hold such office prior to the authentication and delivery of such Note or did not hold such office at the date of such Note.

                  (c) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein, executed by the Trustee by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder. Each Note shall be dated the date of its authentication.

                  (d) The Notes may from time to time be executed by the Borrower and delivered to the Trustee for authentication together with a Borrower Order to the Trustee directing the authentication and delivery of such Notes and thereupon the same shall be authenticated and delivered by the Trustee in accordance with such Borrower Order.

                  SECTION 2.3.  Transfer and Exchange.

                  (a) The Borrower shall cause to be kept at the Corporate Trust Office a register (the "Note Register") in which, subject to such reasonable regulations as the Trustee may prescribe, the Borrower shall provide for the registration of Notes and of transfers of Notes. The Trustee is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided.

                  No transfer of any Note may be made unless that transfer is made pursuant to an effective registration statement under the Securities Act and an effective registration or a qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification because the transfer satisfies one of the following: (i) such transfer is in compliance with Rule 144A under the Securities Act, to a person who the transferor reasonably believes is a Qualified Institutional Buyer (as defined in Rule 144A) that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that such transfer is being made in reliance upon Rule 144A under the Securities Act as certified by such transferee in a letter delivered to the Note Registrar in the form of Exhibit C hereto; (ii) after the appropriate holding period, such transfer is pursuant to an exemption from registration under the Securities Act provided by Rule 144 under the Securities Act; (iii) such transfer is to a transferee who is an accredited investor in a transaction exempt from the registration requirements of the Securities Act, in each case in accordance with any applicable securities laws of any State of the United States or (iv) such transfer is otherwise exempt from the registration requirements of the Securities Act. In order to assure compliance with such laws, the Noteholder's prospective transferee referred to in the preceding clauses (iii) or (iv) must deliver an investment letter certifying to the Borrower and the Trustee as to the facts surrounding such transfer in the form of Exhibit D hereto. Except in the case of a transfer of Notes to a transferee referred to in the preceding clause (i) or, in general, a transfer that is to be made after two years from the Issuance Date, the Trustee shall require an opinion of counsel satisfactory to it to the effect that such transfer may be made pursuant to an exemption from the Securities Act without such registration (which opinion of counsel shall not be an expense of the Trustee, the Master Servicer or the Borrower). None of the Borrower, the Master Servicer, the Note Registrar or the Trustee is obligated to register or qualify the Notes under the Securities Act or any other securities law or to take any action not otherwise required under this Indenture to permit the transfer of any Note without registration.

                  Neither the Trustee nor the Note Registrar shall effect the registration of transfer of any Note, if after giving effect to such transfer, the Notes would be held by more than ninety-eight Noteholders.

                  (b) Subject to Section 2.3(a), upon surrender for registration of transfer of any Note at the office of the Trustee designated pursuant to
Section 8.2 for such purpose, the Borrower shall execute and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate original principal amount.

                  (c) Every Note presented or surrendered for registration of transfer or for exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Borrower and the Trustee duly executed, by the holder thereof or his attorney duly authorized in writing.

                  (d) No service charge shall be made for any registration of transfer or exchange of Notes, but the Borrower or the Trustee may require payment by the transferor of a sum sufficient to cover any Tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 9.5 not involving any transfer.

                  (e) The Master Servicer agrees to cause the Borrower, and the Borrower agrees, to provide such information as required under Rule 144A under the Securities Act so as to allow resales of Notes to Qualified Institutional Buyers in accordance herewith.

                  SECTION 2.4.  Mutilated, Destroyed, Lost and Stolen Notes.

                  (a) If any mutilated Note is surrendered to the Trustee, the Borrower shall execute and the Trustee shall authenticate and deliver in exchange therefore a replacement Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  (b) If there shall be delivered to the Borrower and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless then, in the absence of actual notice to the Borrower or the Trustee that such Note has been acquired by a bona fide purchaser, the Borrower shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a replacement Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  (c) In case the final installment of principal on any such mutilated, destroyed, lost or stolen Note has become or will at the next Payment Date become due and payable, the Borrower in its discretion may, instead of issuing a replacement Note, pay or cause the Trustee to pay such Note.

                  (d) Upon the  issuance  of any  replacement  Note  under  this
Section 2.4, the Borrower or the Trustee may require the payment by the Noteholder of a sum sufficient to cover any Tax or other governmental charge that may be imposed as a result of the issuance of such replacement Note.

                  (e) Every replacement Note issued pursuant to this Section 2.4 in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Borrower, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

                  (f) The provisions of this Section 2.4 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

                  SECTION 2.5. Payment of Interest and Principal; Rights Preserved.

                  (a) Any installment of interest or principal, payable on any Note that is punctually paid or duly provided for by or on behalf of the Borrower on the applicable Payment Date shall be paid to the Person in whose name such Note was registered at the close of business on the Record Date for such Payment Date by check mailed to the address specified in the Note Register, or upon the request of a Holder by wire transfer of federal funds to the account and number specified in the Note Register, in each case on such Record Date for such Person (which shall be, as to each original purchaser of the Notes, the account and number specified by such purchaser to the Trustee in writing, or, if no such account or number is so specified, then by check mailed to such Person's address as it appears in the Note Register on such Record Date).

                  (b) All reductions in the principal amount of a Note effected by payments of installments of principal made on any Payment Date shall be binding upon all Holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefore or in lieu thereof, whether or not such payment is noted on such Note. All payments on the Notes shall be paid without any requirement of presentment but each Holder of any Note shall be deemed to agree, by its acceptance of the same, to surrender such Note at the Corporate Trust Office against payment of the final installment of principal of such Note.

                  SECTION 2.6.  Persons Deemed Owners.

                  Prior to due presentment of a Note for registration of transfer, the Borrower, the Trustee, and any agent of the Borrower or the Trustee may treat the registered Noteholder as the owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Borrower, the Trustee, nor any agent of the Borrower or the Trustee shall be affected by notice to the contrary.

                  SECTION 2.7.  Cancellation.

                  All Notes surrendered for registration of transfer or exchange or following final payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Borrower may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Borrower may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes held by the Trustee may be disposed of in the normal course of its business or as directed by a Borrower Order.

                  SECTION 2.8.  Noteholder Lists.

                  The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders. In the event the Trustee no longer serves as the Note Registrar, the Borrower (or any other obligor upon the Notes) shall furnish to the Trustee at least 5 Business Days before each Payment Date (and in all events in intervals of not more than 6 months) and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Noteholders.

                  SECTION 2.9.  Treasury Notes.

                  In determining whether the Noteholders of the required Outstanding Principal Amount of the Notes have concurred in any direction, waiver or consent, Notes held or redeemed by the Borrower or any other obligor upon the Notes or held by an Affiliate of the Borrower or such other obligor shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes which a Responsible Officer of the Trustee knows are so owned shall be so disregarded.

                                   ARTICLE 3.

                            ACCOUNTS; COLLECTION AND
                         APPLICATION OF MONEYS; REPORTS

                  SECTION 3.1.  Trust Accounts; Investments by Trustee.

                  (a) On or before the Issuance Date, the Trustee shall establish in the name of the Trustee for the benefit of the Noteholders and the Borrower to the extent of their interests therein as provided in this Indenture, the Trust Accounts, which accounts shall be Eligible Bank Accounts.

               Subject to the further provisions of this Section 3.1(a), the Trustee shall, upon receipt or upon transfer from another account, as the case may be, deposit into such accounts all amounts received by it which are required to be deposited therein in accordance with the provisions of this Indenture. All such amounts and all investments made with such amounts, including all income and other gain from such investments, shall be held by the Trustee in such accounts as part of the Trust Estate as herein provided, subject to withdrawal by the Trustee in accordance with, and for the purposes specified in the provisions of, this Indenture.

                  (b) The Trustee shall hold in trust but shall not be required to deposit in any account specified pursuant to Section 3.1(a) any payment received by it until such time as the Trustee shall have identified to its reasonable satisfaction the nature of such payment and, on the basis thereof, the proper account or accounts into which such payment is to be deposited. In determining into which of the accounts, if any, referred to above any amount received by the Trustee is to be deposited, the Trustee may conclusively rely (in the absence of bad faith on the part of the Trustee) on the advice of the Master Servicer. Unless the Trustee is advised differently in writing by the Master Servicer, the Trustee shall assume that any amount remitted to it is to be deposited into the Collection Account. The Trustee may establish from time to time such deadline or deadlines as it shall determine are reasonable or necessary in the administration of the Trust Estate after which all amounts received or collected by the Trustee on any day shall not be deemed to have been received or collected until the next succeeding Business Day.

                  (c)  None  of  the  Master  Servicer,   the  Trustee  nor  the
institution then acting as Trustee shall have any right of set-off with respect to any Trust Account, or any investment therein.

                  (d) So long as no Event of Default shall have occurred and be continuing, all or a portion of the amounts in any Trust Account shall be invested and reinvested by the Trustee pursuant to the written directions of the Master Servicer in one or more Eligible Investments. Subject to the restrictions on the maturity of investments set forth in Section 3.1(f), the Master Servicer may authorize the Trustee to make the specific Eligible Investments set forth therein, to make Eligible Investments from time to time consistent with the general instructions set forth therein, or to make specific Eligible Investments pursuant to instructions received in writing or by telegraph or facsimile transmission from the employees of the Master Servicer, as the case may be, identified therein, in each case in such amounts as the Master Servicer shall specify.

                  (e) In the event that either (i) the Master Servicer shall have failed to give investment directions to the Trustee by 12:30 P.M., Chicago time on any Business Day on which there may be uninvested cash or (ii) an Event of Default shall be continuing, the Trustee shall promptly invest and reinvest the funds then in the designated Trust Account to the fullest extent practicable in one or more Eligible Investments meeting the criteria in paragraph (e) of the definition of "Eligible Investments", in accordance with Section 3.2(d). All investments made by the Trustee shall mature no later than the maturity date therefore permitted by Section 3.1(f).

                  (f) No investment of any amount held in any Trust Account shall mature later than the Deposit Date preceding the Payment Date which is scheduled to occur immediately following the date of investment. All income or other gains (net of losses) from the investment of moneys deposited in any Trust Account shall be deposited by the Trustee in such account immediately upon receipt.

                  (g) Any investment of any funds in any Trust Account and any sale of any investment held in such accounts, shall be made under the following terms and conditions:

                           (i) each such investment shall be made in the name of the Trustee or in the name of a nominee of the Trustee, in each case in such manner as shall be necessary to maintain the identity of such investments as assets of the Trust Estate;

                          (ii) any certificate or other instrument evidencing such investment shall be delivered directly to the Trustee or its agent and the Trustee shall have sole possession of such instrument, and all income on such investment; and

                         (iii) the proceeds of any sale of an investment shall be remitted by the purchaser thereof directly to the Trustee for deposit in the account in which such investment was held.

                  (h) If any amounts are needed for disbursement from any Trust Account and sufficient uninvested funds are not collected and available therein to make such disbursement, in the absence of a written order from the Master Servicer for the liquidation of investments held therein in an amount sufficient to provide the required funds, the Trustee shall select and cause to be sold or otherwise converted to cash a sufficient amount of the investments in such accounts.

                  (i) The Trustee shall not in any way be held liable by reason of any insufficiency in any Trust Account resulting from losses on investments made in accordance with the provisions of this Section 3.1 including, but not limited to, losses resulting from the sale or depreciation in the market value of such investments (but the institution serving as Trustee shall at all times remain liable for its own debt obligations, if any, constituting part of such investments). The Trustee shall not be liable for any investment made by it in accordance with this Section 3.1 on the grounds that it could have made a more favorable investment or a more favorable selection for sale of an investment. The Trustee may trade with itself or an Affiliate in the purchase or sale of Eligible Investments.

                  SECTION 3.2. Establishment and Administration of the Collection Account. (a) The Trustee shall cause to be established and maintained a Collection Account for the Notes issued hereunder. The Collection Account shall be an Eligible Bank Account initially established at the office of the Trustee, bearing the following designation "TW Holdings II, Inc. -- Collection Account, LaSalle National Bank, as Trustee". The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Collection Account and in all proceeds thereof. The Collection Account shall be under the sole dominion and control of the Trustee for the benefit of the Noteholders as their interests appear in the Trust Estate. If, at any time, the Collection Account ceases to be an Eligible Bank Account, the Master Servicer and the Trustee shall within 5 Business Days establish a new Collection Account which shall be an Eligible Bank Account, transfer any cash and/or any investments to such new Collection Account and from the date such new Collection Account is established, it shall be the "Collection Account".

                  (a)(b) The Master Servicer agrees to cause amounts on deposit in the Clearing Account to be deposited to the Collection Account on a daily basis as provided in Section 5.3 hereof.

                  (c) The Master Servicer shall direct the Trustee, in writing, to invest the amounts in each Collection Account in accordance with Sections 3.1(d), (e), (f) and (g).

                  (d) The Master Servicer shall instruct the Trustee in writing to make withdrawals and payments from each Collection Account for the purposes of carrying out the Master Servicer's and the Trustee's duties hereunder.

                  SECTION 3.3.  Reserved.

                  SECTION 3.4.  Distributions.

                  (a) On each Payment Date prior to an Acceleration Event (as defined below), the Trustee shall disburse the Available Funds in the Collection Account, based on the Servicer Report, in the following priority:

                           (i) to the Trustee, the Trustee Fee, plus any accrued and unpaid Trustee Fees from any prior Due Periods and, reimbursement to the Trustee of reasonable expenses incurred during the related Due Period;

                          (ii) if TWRI is no longer the Master Servicer, to the Master Servicer, the Master Servicer Fee, plus any accrued and unpaid Master Servicer Fees from any prior Due Periods;

                         (iii) to the Noteholders, interest in an amount equal to Note Interest Payment Amount, plus any accrued and unpaid Note Interest Payment Amount from prior Due Periods;

                          (iv)  to  the   Noteholders,   in   reduction  of  the
         Outstanding Principal Amount of the Notes, an amount equal to the Note Principal Payment Amount;

                           (v) so long as TWRI is the Master Servicer, to the Master Servicer, the Master Servicer Fee, plus any accrued and unpaid Master Servicer Fees from any prior Due Periods;

                          (vi) the remaining funds in the Collection Account, if any, to or at the direction of the Borrower.

                  (b) On each Payment Date occurring upon or after the occurrence of an Event of Default specified in this Indenture or the Credit Agreement upon which the Outstanding Principal Amount of the Notes has been accelerated in accordance with Section 6.2 of this Indenture (each, an "Acceleration Event"), the Trustee shall, based on the Servicer Report, disburse the balance of Available Funds in the following priority:

                           (i) to the Trustee, the Trustee Fee, plus any accrued and unpaid Trustee Fees from any prior Due Periods and reimbursement of reasonable expenses incurred by the Trustee during the related Due Period and any unreimbursed reasonable expenses from prior Due Periods;

                          (ii) if TWRI is no longer the Master Servicer, to the Master Servicer, the Master Servicer Fee, plus any accrued and unpaid Master Servicer Fees from any prior Due Periods;

                         (iii) to the Noteholders, interest in an amount equal to Note Interest Payment Amount, plus any accrued and unpaid Note Interest Payment Amount from any prior Due Periods;

                          (iv) to the Noteholders, all remaining Available Funds until the Outstanding Principal Amount of the Notes has been reduced to zero; and

                           (v) if TWRI is the Master Servicer, to the Master Servicer, the Master Servicer Fee, plus any accrued and unpaid Master Servicer Fees from any prior Due Periods;

                          (vi) the remainder of funds held in the Collection Account to or at the direction of the Borrower.

                  SECTION 3.5. Certifications to Noteholders. On each Payment Date, concurrently with the distribution or allocation to the Noteholders, the Trustee shall furnish to the Noteholders a certification (i) that the related Servicer Report is complete on its face, and (ii) that no Event of Master Servicer Termination has occurred, or if an Event of Master Servicer Termination has occurred and is continuing, specifying the Event of Master Servicer Termination or such event and its status.

                  Notwithstanding any provision of this Indenture to the contrary, the Trustee shall have no duty or obligation with respect to the information provided to it, including, without limitation, to verify, monitor or otherwise supervise or administer the performance of the Master Servicer.

                  SECTION 3.6. Returned Payments. If the principal amount of any Note or any other amount payable under any Note (including interest) shall have been reduced by any distribution or allocation of any portion of collections or other Payments on Trust Estate Receivables, and thereafter such distribution or allocation is rescinded or must otherwise be returned by or on behalf of the recipient thereof to the Borrower, the Trust Estate or any other creditor of the Borrower for any reason, such principal or other amount distributed or allocated in respect of such Note shall be increased by the amount of such distribution or allocation to the extent so returned, all as though such distribution or allocation had not been made.

                                   ARTICLE 4.

                                THE TRUST ESTATE

               SECTION 4.1. Acceptance by Trustee. (a) Pursuant to each Collateral Assignment, the Trustee will acknowledge the related conveyance of the Assets and other assets constituting the Trust Estate conveyed by the Borrower pursuant to such Collateral Assignment, and the Trustee will hold such Receivables and all other assets comprising the Trust Estate, in trust for the benefit of the Noteholders subject to the terms and provisions hereof. Pursuant to Section 4.7 hereof, the Trustee hereby appoints the Custodian to hold the related Receivable Documents on behalf of the Trustee.

                  (a)(b) The Trustee shall perform its duties under this Section
4.1 and hereunder on behalf of the Trust Estate and for the benefit of the Noteholders in accordance with the terms of this Indenture and applicable law and, in each case, taking into account its other obligations hereunder, but without regard to:

                         (i) any relationship  that the Trustee or any Affiliate
of the Trustee may have with the related Obligor;

                          (ii) the  ownership  of any Note by the Trustee or any
Affiliate of the Trustee;

                         (iii) the Trustee's right to receive compensation for its services hereunder or with respect to any particular transaction; or

                          (iv) the ownership, or holding in trust for others, by the Trustee of any other loans or property.

                  SECTION 4.2. Subsequent Transfers. (a) Subject to the satisfaction of the conditions specified in Section 4.3 hereof and the terms of this Indenture, on each Assignment Date, the Borrower shall pledge to the Trustee, on behalf of the Trust Estate, and the Trust Estate shall accept the pledge of Receivables (each, a "Transfer") from the Borrower.

                  (a)(b) On any Business Day which is an Assignment Date after the Issuance Date, the Borrower shall give the Master Servicer and the Trustee written notice of each Transfer (in each case, a "Transfer Notice") specifying the Outstanding Principal Balance of each Trust Estate Receivable pledged thereby to the Trust Estate on such Assignment Date. The Master Servicer shall independently confirm and hereby represents and warrants as to, and the Trustee may, without any duty to make any independent investigation with respect thereto, rely on, the facts set forth in such Transfer Notice.

                  (c) On each Assignment Date following its delivery of a Transfer Notice, the Borrower will complete, execute and deliver a Collateral Assignment to the Trustee on behalf of the Trust Estate. The Trustee shall deliver executed copies thereof to the Master Servicer, the Borrower and each Noteholder. On each Assignment Date, the Borrower shall also deliver an original executed UCC-1 financing statement with exhibits which describe the collateral as the Receivables subject to the related Transfer.

                  (d) Following delivery of a duly executed Collateral Assignment and a UCC-1 financing statement and subject to the satisfaction of the conditions set forth in Sections 4.2(a) and 4.3, all Receivables specified in such Collateral Assignment (including all Payments allocable to principal and interest received after the related Cut-off Date) will be pledged to the Trustee on behalf of the Trust Estate and such Receivables shall become Assets and part of the Trust Estate. The Borrower shall deliver a revised Schedule of Receivables to the Trustee and the Noteholders.

                  SECTION 4.3.  Conditions Precedent to All Transfers.

                  Each Transfer shall be subject to the conditions precedent that:

                  (a) On the related Assignment Date (including the initial Transfer on the date hereof), the Borrower (with respect to itself and the related Receivables) and the Master Servicer shall have certified and are deemed to have represented and warranted hereunder and shall so represent and warrant in the related Collateral Assignment that:

                           (i) the representations and warranties (A) of the Borrower and TWRI set forth in Sections 11.1 and 11.2 hereof and (B) of the Master Servicer set forth herein, are true and correct on and as of such date, before and after giving effect to such Transfer, as though made on and as of such date;

                          (ii) no event has occurred, or would result from such Transfer or from the application of the proceeds therefrom, which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both;

                         (iii) each of the Borrower and TWRI is in material compliance with each of its covenants set forth herein and in all Warehouse Facility Documents; and

                          (iv) no event has occurred which constitutes an Event of Master Servicer Termination or would constitute an Event of Master Servicer Termination but for the requirement that notice be given or time elapse or both.

                  (b) The Borrower shall have delivered to the Trustee and the Noteholders an executed copy of the related Collateral Assignment, an executed UCC-1 financing statement and an Officer's Certificate stating and representing and warranting (and hereby represents and warrants) that all conditions precedent to the effectiveness thereof as specified herein shall have been satisfied;

                  (c) The Custodian shall have confirmed receipt of the related Receivable Documents and shall have delivered a Receipt as provided in Section
4.8 hereof; and

                  (d) No Responsible Officer of the Trustee has actual knowledge that any conditions to such Transfer have not been fulfilled, and no Noteholder shall have notified the Trustee of the same, and the Trustee shall have received such other documents, opinions, certificates and instruments as any Noteholder or the Trustee may request.


                  SECTION 4.4. Grant of Security Interest; Tax Treatment. (a) For purposes of legal form and the Intended Tax Characterization, it is the intention of the parties hereto that this Indenture and each related Collateral Assignment shall constitute a security agreement under applicable law, and that the Borrower has granted to the Trustee on behalf of the Trust Estate for the benefit of the Noteholders and other creditors of the Trust Estate, a first priority perfected security interest in all of the Borrower's right, title and interest in, to and under the Assets and the other assets constituting the Trust Estate. The Trustee shall treat this Indenture and the Trust Estate as a security device for tax purposes and shall not file tax returns or obtain an employer identification number on behalf of the Trust Estate; provided, however, that if the Notes are recharacterized as equity interests in the Trust Estate for tax purposes, the parties hereto agree to treat such class as partnership interests in a partnership under the New York Uniform Partnership Act in which the Borrower was a general partner and each such recharacterized Noteholder was a limited partner. In the event of such treatment, the Master Servicer shall file all necessary tax returns or reports. The provisions of this Indenture shall be construed in furtherance of the foregoing intended tax treatment. The conveyance by the Borrower of the Assets to the Trustee on behalf of the Trust Estate on each Assignment Date shall not constitute and are not intended to result in an assumption by the Trustee or any Noteholder of any obligation of the Borrower or the Master Servicer to the obligors, or any other Person in connection with the Assets.

                  (a)(b) It is the intention of the parties hereto that, with respect to all Taxes, the Notes will be treated as indebtedness of the Borrower to the Noteholders secured by the Assets (the "Intended Tax Characterization"). The Borrower, the Master Servicer and the Trustee, by entering into this Indenture, and each Noteholder by the purchase of a Note, agree to report such transactions for purposes of all Taxes in a manner consistent with the Intended Tax Characterization.

                  (c) The Borrower and the Master Servicer shall take no action inconsistent with the Trustee's interest in the Assets and shall indicate or shall cause to be indicated in its books and records held on its behalf that each Trust Estate Receivable and the other assets constituting the Trust Estate has been pledged to the Trustee on behalf of the Trust Estate and the Noteholders.

                  SECTION 4.5. Further Action  Evidencing  Assignments.  (a) The
Borrower and the Master Servicer each agrees that, from time to time, at its respective expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or appropriate, or that the Master Servicer or the Trustee or the Noteholders may reasonably request, in order to perfect, protect or more fully evidence the security interest in the Assets or to enable the Trustee to exercise or enforce any of its rights hereunder, and under any Collateral Assignment. Without limiting the generality of the foregoing, the Borrower will, without the necessity of a request and upon the request of the Master Servicer or the Trustee, execute and file (or cause to be executed and filed) such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate including, without limitation, recording and filing UCC-1 financing statements, amendments or continuation statements with such state and county offices as is necessary to perfect a security interest: (i) each Assignment Date, and (ii) prior to the effective date of any change of the name, identity or structure or relocation of its chief executive office or any change that would or could affect the perfection pursuant to any financing statement or continuation statement or assignment previously filed or make any UCC-1 or continuation statement previously filed pursuant to this Indenture seriously misleading within the meaning of applicable provisions of the UCC (and the Borrower shall give the Trustee at least 30 Business Days prior notice of any circumstance in (ii) before the same occurs). The Borrower shall deliver promptly to the Trustee file-stamped copies of any such filing.

                  (a)(b) (i) The Borrower hereby grants to each of the Master Servicer and the Trustee a power of attorney to execute all documents on behalf of the Borrower as may be necessary or desirable to effectuate the foregoing and
(ii) the Master Servicer hereby grants to the Trustee a power of attorney to execute all documents on behalf of the Master Servicer as may be necessary or desirable to effectuate the foregoing; provided, however, that such grant shall not create a duty on the Trustee to file, prepare, record or monitor or any responsibility for the contents or adequacy of any such documents.

                  SECTION 4.6. Substitution of Receivables and Release of Liens.
(a) From time to time, the Borrower may Grant Substitute Receivables to the Trustee for inclusion in the Trust Estate and may contemporaneously request the release of a Trust Estate Receivable (i) for which the Borrower intends to effect a Liquidation, (ii) for which there is a breach of any of the representations and warranties set forth in Sections 11.1 or 11.2, (iii) for which original Receivable Documents required hereunder have not been delivered to the Custodian which would adversely affect the Trustee's or the Master Servicer's ability to enforce the obligations of the Obligor, (iv) for which filings or other actions required in Section 4.5 have not been taken, (v) which has ceased to be an Eligible Receivable, (vi) for which all amounts due in respect of such Trust Estate Receivable have been paid in full, or (vii) for which the related Obligor wishes to effect an Upgrade.

                  (b) Upon delivery of (i) a Collateral Assignment for such Substitute Receivable, and (ii) delivery of a Receipt by the Custodian of the Receivable Documents for such Substitute Receivable, the Trustee on behalf of the Trust Estate shall release such Trust Estate Receivable and shall execute a request for release substantially in the form attached as Exhibit F (a "Request for Release") prepared by the Master Servicer which the Trustee will deliver to the Custodian to release the related Receivable Documents to the Borrower, and the Trustee shall assign without representation or warranty and without recourse to the Borrower all of the Trust Estate's right, title and interest in such Trust Estate Receivable. Upon such substitution, such Receivable will be released from the lien of the Indenture. All documents of assignment shall be prepared in accordance with Section 4.2 hereof.

                  SECTION 4.7. Appointment of Custodian; Delivery of Receivable Documents; Verification (a) The Trustee hereby appoints Sage Systems, Inc. (the "Custodian"), in its independent corporate capacity, as the custodian and bailee with respect to the Receivable Documents that are related to the Trust Estate Receivables. The Custodian hereby accepts such appointment and agrees to maintain and hold all such Receivable Documents received by it for the exclusive benefit of the Trustee, as trustee for the Noteholders. With respect to such Receivable Documents, the Custodian agrees to act in accordance with this Indenture and in accordance with any directions of the Trustee. Under no circumstances shall the Custodian (i) deliver possession of any Receivable Documents to the Borrower or any other Person, or (ii) take any directions with respect to any Receivable Documents from the Borrower or any other Person, without the express written consent of the Trustee or the Noteholders.

         (b) On a date at least five Business Days prior to a proposed Assignment Date, the Borrower shall deliver or cause to be delivered (A) to the Custodian, Trustee and each Noteholder (i) a draft Collateral Assignment, and
(ii) a revised draft of a Schedule of Receivables, which shall include the Receivables the Borrower wishes to pledge to the Trust Estate, and (B) to the Custodian, each Receivable Document listed in the definition of "Receivable Documents".

         (c) Upon receipt of the documents described in (b) above, the Custodian shall verify that (i) all documents required to be delivered to it pursuant to this Indenture are in the Custodian's possession, (ii) such documents appear regular on their face and relate to the appropriate Receivable and none of the Receivable Documents contains evidence of any claims, liens, security interests or encumbrances (other than the Lien of this Indenture), and that (iii) the information contained in the Schedule of Receivables matches the related information in the Receivable Documents.

         If the Custodian determines from such verification that any discrepancy or deficiency exists with respect to any Receivable Document, the Custodian shall note such discrepancy or deficiency on a schedule (a "Schedule of Exceptions") which the Custodian shall deliver (in both hard copy and electronic format acceptable to the Noteholders) to the Borrower, the Trustee and each Noteholder within two Business Days prior to the proposed Assignment Date. The delivery of such Schedule of Exceptions shall be the Custodian's representation that, other than the discrepancies and deficiencies described in such Schedule of Exceptions, all Receivable Documents required to be delivered hereunder are in the possession of the Custodian. The Trustee shall not accept the pledge of Receivables that are listed in such Schedule of Exceptions without the express written consent of the Noteholders.

                  SECTION 4.8. Receipts. On the Business Day immediately preceding an Assignment Date, the Custodian shall deliver (in both hard copy and electronic format acceptable to the Noteholders) (i) an original certification and receipt in the form attached hereto as Exhibit G (a "Receipt") to the Trustee, and (ii) copies to the Borrower and each Noteholder. Each Receipt shall include a list of all Trust Estate Receivables, including such newly pledged Trust Estate Receivables, for which the Custodian is holding Receivable Documents.

                  SECTION 4.9.      Duties of Custodian.

                  (a) Standard of Care. The Custodian shall use reasonable care, in accordance with the standard customs adhered to by institutions that act as custodians in the performance of its obligations hereunder.

                  (b) Facilities. The Custodian shall maintain continuous custody of all items delivered to it in secure fireproof facilities located at 2553 B 152nd Avenue, Space #15K2, Redmond, Washington 98052. All Receivable Documents will be marked and physically separated from the files relating to other receivables for which the Custodian holds on behalf of itself or others. The Custodian shall provide access to the facilities to the Trustee and each Noteholder or their related representatives at such time as the each may reasonably request.

                  (b) Reviews. The Custodian shall conduct, or cause to be conducted, periodic reviews of all items held by it under this Indenture in such a manner as shall enable the Trustee and each Noteholder to verify the accuracy of the Custodian's record keeping. The Custodian shall immediately report to the Trustee and each Noteholder of any defect with respect to a Receivable Document or any failure on its part to hold the Receivable Documents as herein provided.

                  (c) Release of Documents. Upon receipt of a Request for Release as provided in Section 4.6 hereof, the Custodian shall, within five Business Days, deliver the requested Receivable Documents as directed in such Request for Release. Receivable Documents properly released as provided in
Section 4.6 shall be free of the lien of this Indenture. Upon notice of an Event of Default whereby the Assets are to be liquidated under Section 6.3 or a Securitization Take-out from the Trustee, the Custodian shall cooperate to effect the transfer of the Receivable Documents to such third parties as is necessary.

                  (f) Insurance. The Custodian shall, at its own expense, maintain at all times during the existence of this Indenture, and keep in full force and effect (a) fidelity insurance, (b) theft of document insurance, (c) forgery insurance, and (d) insurance covering the risk of errors and omissions. All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks that act as custodians in similar transactions. A certificate of the respective insurer as to each such policy shall be furnished to the Trustee, upon request, stating that such policy is in full force and effect.

                  (g) Updated Receipt and Receivable Data. On each Determination Date or, within two Business Days of a request from the Trustee or a Noteholder, the Custodian shall provide (i) an updated Receipt (in both hard copy and electronic format acceptable to the Noteholders) to the Trustee or a Noteholder, as the case may be, as to the Receivable Documents in its possession and (ii) such electronic data regarding the Trust Estate Receivables reasonably requested by the Noteholders in a format acceptable to the Noteholders.

                  (h) Copies of Receivable Documents. Upon request from the Trustee or a Noteholder, the Custodian shall, at the cost and expense of the requesting party (other than the Trustee), provide copies of Receivable Documents.

               SECTION 4.10. Representations and Warranties of Custodian. The Custodian represents and warrants to the Trustee and the Noteholders that:

                  (a) The Custodian (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and
(ii) has full corporate power and authority to conduct its business and affairs as a Custodian;

                  (b) The Custodian does not control, is not controlled by nor is under common control with, the Borrower;

                  (c) In respect of other lenders of TWRI where the Custodian is acting as custodian, the Custodian is (i) in possession of all loan files required by the related loan documents, and (ii) is in compliance with such loan documents; and

                  (d) This Agreement, when executed and delivered by the Custodian, shall constitute the valid, legal and binding obligation of the Custodian, enforceable against the Custodian in accordance with its terms, except as the enforcement thereof may be limited by applicable receivership or similar debtor relief laws and that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or at law.

                  SECTION 4.11. Indemnification of Custodian. The Custodian hereby agrees to indemnify and hold the Trustee, the Borrower, the Noteholder, their shareholders, affiliates, directors, officers, employees, agents, successors and assigns, harmless from and against any and all losses, claims, demands, causes of action, or other legal proceedings, judgments, costs, liabilities and/or expenses, including all reasonable attorney's fees, incurred resulting from the Custodian's negligence, willful misconduct or failure to perform its obligations hereunder, or a breach of any representation or warranty by the Custodian contained in this Indenture. The foregoing indemnification provisions set forth shall survive any termination of this Indenture.

                  SECTION 4.12. Adverse Interests. By execution of this Indenture, the Custodian represents, warrants and covenants that it does not currently hold, and during the existence of this Indenture shall not hold, any adverse interest, by way of security or otherwise, in any Trust Estate Receivable, and hereby waives and releases any such interest that it may have in any Trust Estate Receivable as of the date hereof. Notwithstanding any other provisions of this Indenture and without limiting the generality of the foregoing, the Custodian shall not at any time exercise or seek to enforce any claim, right or remedy, including any statutory or common law rights of set-off, if any, that the Custodian may otherwise have against all or any part of a Receivable Document, Trust Estate Receivable or proceeds of either.

                  SECTION 4.13. Termination of Custodian. (a) The Noteholders may, without cause, request that the Custodian be replaced with a successor custodian. Upon receipt of written directions from the Noteholders that the Noteholders desire to replace the Custodian with a successor custodian, the Trustee shall promptly notify the Custodian that all its rights and obligations under this Indenture are terminated and immediately appoint the successor custodian as Custodian.

                  (b) Upon receipt of such notice, the Custodian will take such actions as are necessary to best facilitate the transition of the performance of the Custodian's activities to the successor Custodian, and the Borrower and the Custodian shall assist the successor custodian to assume and perform the duties of the Custodian hereunder (including, without limitation, the immediate delivery of all Receivable Documents and Receivable Files to the successor custodian).


                                   ARTICLE 5.

                               SERVICING OF ASSETS

                  SECTION 5.1. Appointment of Master Servicer. (a) The servicing, administering and collection of the Trust Estate Receivables shall be conducted by the Master Servicer designated from time to time in accordance with this Section. Until the Trustee (acting upon the direction of the Noteholders) gives notice (the "Successor Notice") to the Borrower and the Master Servicer of the designation of a new Master Servicer, TWRI is hereby designated as, and hereby agrees to perform the duties and obligations of, Master Servicer in accordance with the terms of this Indenture. The Trustee and the Noteholders agree not to provide the Borrower and the Master Servicer with a Successor Notice unless an Event of Master Servicer Termination shall have occurred and be continuing and shall remain unremedied for five Business Days after written notice thereof shall have been given to the Borrower and the Master Servicer by the Trustee.

                  (b) Upon receipt of a Successor Notice or upon resignation of the Master Servicer pursuant to Section 5.1(c), the Master Servicer will take such actions as are necessary to best facilitate the transition of the performance of the Master Servicer's activities to the new Master Servicer and the Borrower and Master Servicer shall assist the new Master Servicer to assume and perform the duties of the Master Servicer hereunder.
Without limiting the foregoing, the Master Servicer agrees that:

                         (i) the Trustee,  at the  direction of the  Noteholder,
may direct some or all of the Obligors to make payment of all amounts payable under any Trust Estate Receivables directly to the Trustee, to the new Master Servicer or through a lockbox account designated by the Trustee;

                         (ii) the Master Servicer shall at the Master Servicer's
expense, give notice of the Trustee's security interest in the Trust Estate Receivables to each Obligor and direct that payments be made directly to the Trustee, to the new Master Servicer or through a lockbox account designated by the Trustee;

                         (iii) the Master Servicer shall (A) assemble all of the
documents, instruments and other records (including, without limitation, computer programs, tapes and disks) in its possession which evidence the Trust Estate Receivables, the related Receivable Documents, or which are otherwise necessary or desirable to collect such Trust Estate Receivables, and shall make the same available to the Trustee or the new Master Servicer at a place selected by the Trustee, (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections in a manner acceptable to the Trustee and shall, promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Trustee, the new Master Servicer or the Collection Account, as the case may be, and (C) permit the successor Master Servicer and its agents, employees and assignees access to its facilities and its books, records, documents and instruments including, without limitation, computer programs, tapes and disks related to the Trust Estate Receivables; and

                         (iv)  the  Trustee  or  any  new  Master   Servicer  is
authorized to take any and all steps in the Seller's name and on behalf of the Seller necessary or desirable, in the Trustee's determination, to collect all amounts due under the Trust Estate Receivables, including, without limitation, endorsing the Borrower's name on checks and other instruments representing payments on the Trust Estate Receivables and enforcing such Trust Estate Receivables and the related Receivable Documents.

                  (c) The Master Servicer's authorization to act as servicer of the Trust Estate Receivables under this Indenture shall terminate on the first day following the Commitment Termination Date on which (i) the Outstanding Principal Amount of the Notes shall be reduced to zero and (ii) all obligations hereunder shall have been fully paid and performed.

                  (d) TWRI acknowledges that the Trustee and the Noteholders have relied on TWRI's agreement to act as the initial Master Servicer hereunder in their respective decisions to execute and deliver the Warehouse Facility Documents. TWRI agrees not to resign as Master Servicer and, until any Successor Notice shall have been delivered to TWRI, to continue to perform all of the duties of the Master Servicer hereunder unless it shall have determined that the performance of such duties shall no longer be permitted by applicable law

                  SECTION 5.2.  Duties of Master Servicer; Subservicers.

                  (a) The Master Servicer, for the benefit of the Noteholders, shall be responsible for, and shall, in accordance with its customary practices, pursue the managing, servicing, administering, enforcing and making of collections on the Trust Estate Receivables, the Vacation Credits, the enforcement of the Trustee's security interest in the Trust Estate Receivables, and if applicable, the resale of the Vacation Credits, each in accordance with applicable law and the standards and procedures set forth in this Indenture. The Master Servicer agrees that in providing such services, it will exercise that degree of skill and care consistent with that which other servicers in the industry customarily exercise with respect to similar receivables and Vacation Credits owned or serviced by them, and to the extent more exacting, the procedures used by the Master Servicer in respect of timeshare receivables serviced by it for its own account. The duties of the Master Servicer shall include collection and posting of all payments, responding to inquiries of Obligors on the Trust Estate Receivables, investigating delinquencies, sending payment coupons to Obligors, reporting tax information to Obligors, accounting for collections, using its best efforts to maintain the perfected security interest of the Trustee in the Trust Estate, and furnishing the monthly statements to the Trustee and each Noteholder substantially in the form of Exhibit E hereto (the "Servicer Report"), which statements shall be delivered no later than the Determination Date for the related Payment Date. Each monthly statement shall be accompanied by a current certificate from the Master Servicer and each Subservicer, if any, stating that to the best of the knowledge and information of the Master Servicer or such Subservicer after examination of relevant books and records, TWRI has not sold except to the Trustee, or granted a security interest in, any Trust Estate Receivable. The Master Servicer shall have, subject to the terms of this Indenture, full power and authority, acting alone and subject only to the specific requirements and prohibitions of this Indenture, to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable. Without limiting the generality of the foregoing, but subject to the other provisions of this Indenture, the Master Servicer is authorized and empowered by the Trustee, acting on behalf of the Noteholders, to execute and deliver, on behalf of itself, the Trustee, the Noteholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all comparable instruments, with respect to the Trust Estate Receivables. The Trustee shall furnish the Master Servicer with all powers of attorney or other documents necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties hereunder. Notwithstanding anything herein to the contrary, the Trustee shall have no liability for any action taken by the Master Servicer under the preceding authorization.

                  (b) The Master Servicer may enter into Subservicing Agreements with one or more Subservicers approved by the Trustee at the direction of the Noteholder for the servicing and administration of certain of the Trust Estate Receivables. The Trustee and the Noteholders hereby agree that Sage Systems, Inc. is an approved Subservicer. The Master Servicer shall notify the Trustee promptly if a Subservicer is hired. References in this Indenture to actions taken or to be taken by the Master Servicer in servicing the Trust Estate Receivables include actions taken or to be taken by a Subservicer on behalf of the Master Servicer and the Trustee. Each Subservicing Agreement will be upon such terms and conditions as are not inconsistent with this Indenture and as the Master Servicer and the Subservicer have agreed. The Master Servicer and a Subservicer may enter into amendments thereto or different forms of Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Indenture or materially adversely affect the rights of the Trustee or the Noteholders.

                  The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Indenture; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the related Subservicer, the Master Servicer shall either act directly as servicer of the related Trust Estate Receivables or enter into a Subservicing Agreement with a successor Subservicer approved by the Trustee which will be bound by the terms of the related Subservicing Agreement.

                  Notwithstanding any Subservicing Agreement, any of the provisions of the Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through such Persons or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Noteholders for the servicing and administering of the Trust Estate Receivables in accordance with the provisions of this Indenture without diminution of such obligation or liability by virtue of such Subservicing Agreement or arrangements or by virtue of indemnification from a Subservicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Trust Estate Receivables. The Master Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Master Servicer, and nothing contained in this Indenture shall be deemed to limit or modify such indemnification.

                  Any Subservicing Agreement that may be entered into and any other transactions or servicing arrangements relating to the Trust Estate Receivables involving a Subservicer or an affiliate of the Master Servicer in its capacity as such shall be deemed to be between the Subservicer or other affiliate of the Master Servicer, as the case may be, and the Master Servicer alone, and the Trustee and the Noteholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in the immediately succeeding paragraph; provided that the Trustee and the Noteholders may rely upon all representations and warranties of the Subservicer contained therein.

                  In the event the Master Servicer shall for any reason no longer be servicing any of the Trust Estate Receivables, the Trustee shall act as successor servicer, and thereupon assume all of the rights and obligations of such Master Servicer. In such event, the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein arising after the date of such assumption and to have replaced the Master Servicer as a party to each such Subservicing Agreement to the same extent as if such Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement and the Trustee shall not assume any such liability. The Trustee may, if a successor Master Servicer has not been appointed by the Noteholders in writing within 60 days of the delivery of the Successor Notice, seek the assistance of a third party to locate a successor Master Servicer acceptable to the Noteholders. The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each such Subservicing Agreement and the Trust Estate Receivables then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreement to the assuming party.

                  The Master Servicer shall retain all data (including, without limitation, computerized records) relating directly to or maintained in connection with the servicing of the Trust Estate Receivables at 9805 Willows Road, Redmond, Washington 98052 or at the office of any Subservicer or, upon 15 days' notice to the Trustee, at such other place where the servicing offices of the Master Servicer are located, and shall give the Trustee and the Noteholders access to all data at all reasonable times, and, during the continuation of an Event of Master Servicer Termination or an Event of Default, the Master Servicer shall, on demand of the Trustee, deliver or cause to be delivered to the Trustee all data (including, without limitation, computerized records and, to the extent transferable, related operating software) necessary for the servicing of the Trust Estate Receivables and all monies collected by it and required to be deposited in or credited to the Collection Account.

                  (c) The Master Servicer may, from time to time and with the consent of the Trustee and the Noteholders, make changes to the Credit and Collection Policies, provided that no such change can materially impair the collectibility of any Trust Estate Receivable. Copies of each such revised Credit and Collection Policies shall replace the version existing as Exhibit B of the Credit Agreement.

                  (d) Except as set forth in Section 5.6(b) hereof, all expenses incurred by the Master Servicer, including expenses incurred by any Subservicer in performing their obligations hereunder shall be for the account of the Master Servicer, and the Trustee and the Noteholders shall have no obligations to make any payments in respect thereof.

                  (e) The Master Servicer will make all UCC filings and recordings as may be required pursuant to the terms of this Indenture. The Master Servicer shall, in accordance with its customary servicing procedures and at its own expense, be responsible for such steps as are necessary to maintain perfection of such security interests. The Trustee hereby authorizes the Master Servicer to re-perfect or to cause the re-perfection of such security interests on its behalf as Trustee, as necessary.

               SECTION    5.3.    Collection    Responsibilities;     Receivable
Modifications.

                  (a) The Master Servicer shall, on behalf of the Trustee, collect all payments made under each Trust Estate Receivable and shall use its best efforts (in accordance with the servicing standard set forth in Section 5.2) to collect from each Obligor all payments on or in respect of such Trust Estate Receivable after the related Cut-off Date. The Master Servicer may in its discretion waive any assumption fees, late payment charges, charges for checks returned for insufficient funds, prepayment fees, if any, or other fees which may be collected in the ordinary course of servicing the Trust Estate Receivables.

                  (b) The Master Servicer shall cause each Obligor to remit his or her payments to a clearing account (the "Clearing Account") which shall be an Eligible Bank Account. The Master Servicer shall cause any payments made by automated clearing house debit to be deposited directly into the Clearing Account from each Obligor's relevant account. On each Business Day, the Master Servicer shall cause all amounts on deposit in the Clearing Account related to the Trust Estate Receivables to be remitted to the Collection Account for distribution in accordance with Section 3.4 of this Indenture.

                  (c) The Master Servicer shall hold in trust for the benefit of the Trustee and the Noteholders any payments it receives until such time as it shall transfer such payments to the Clearing Account. Any amounts held in the Clearing Account shall be held in trust for the benefit of the Trustee and the Noteholders.

                  SECTION 5.4.  Maintenance of Insurance.

                  The Master Servicer shall and shall cause any Subservicer to keep in force during the term of this Indenture a policy or policies of insurance covering errors and omissions in the operation of the Master Servicer's or such Subservicer's procedures, and a fidelity bond. Such policy or policies and fidelity bond shall be in such form and amount that is customarily kept by institutions which service receivables similar to the Trust Estate Receivables. The Master Servicer shall be deemed to have complied with this provision if an affiliate of the Master Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Master Servicer. Each such errors and omissions policy and fidelity bond shall not be canceled without 30 days, prior written notice to the Trustee and the Noteholders.

                  SECTION 5.5. Assumption and Substitution Agreements. (a) The Master Servicer shall not modify, waive or amend the terms of any Trust Estate Receivable unless a default on such Trust Estate Receivable has occurred or is imminent or unless such modification, amendment or waiver shall not (i) alter the interest rate on or the principal balance of such Trust Estate Receivable,
(ii) alter the final  maturity  of, or any other  terms of,  such  Trust  Estate
Receivable which would have a material adverse affect on Noteholders, (iii) materially impair the Vacation Credits underlying such Trust Estate Receivable or (iv) reduce materially the likelihood that payments of interest and principal on such Trust Estate Receivable shall be made when due; provided, further, the Master Servicer may grant an extension of the final maturity of a Trust Estate Receivable if the Master Servicer, in its sole discretion, determines that (a) such Trust Estate Receivable is in default or default on such Trust Estate Receivable is likely to occur in the foreseeable future, and (b) that the value of the Trust Estate Receivable will be enhanced by such extension; provided, further, that the Master Servicer shall not (1) grant more than one extension per calendar year with respect to a Trust Estate Receivable or (2) grant an extension for more than one calendar month with respect to a Trust Estate Receivable;

                  (b) the Master Servicer may consent to the assumption by a Person of the Installment Sale Contract related to a Trust Estate Receivable; provided, however, in connection with any such assumption, the rate of interest borne by, the maturity date of, the principal amount of, the timing of payments of principal and interest in respect of, and all other material terms of, the related Trust Estate Receivable shall not be changed.

         SECTION 5.6.  Realization Upon Defaulted Receivables.

                  (a) In connection with the foreclosure or liquidation of any Defaulted Receivable, the Master Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general servicing activities. The Master Servicer shall be required to expend its own funds in connection with the liquidation of any Defaulted Receivable if it shall determine that such expenditures will increase the Liquidation Proceeds available to the Borrower after reimbursement to the Master Servicer for its Liquidation expenses.

                  (b) Liquidation expenses incurred by the Master Servicer can be repaid to the Master Servicer only from Liquidation Proceeds from sale or other disposition of the related Defaulted Receivables.

                  SECTION 5.7. Representations and Warranties as to the Master Servicer. The Master Servicer represents and warrants to the Trustee for the benefit of the Noteholders that:

                  (a) Organization and Good Standing. The Master Servicer shall have been duly organized and shall be validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted.

                  (b) Due Qualification. The Master Servicer shall be duly qualified to do business as a foreign corporation in good standing, and shall have obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications, except where the failure to so qualify or to have obtained such licenses and approvals would not have a material adverse effect on the ability of the Master Service to perform its obligations under this Indenture or the other Warehouse Facility Documents to which its in and is a party.

                  (c) Power and Authority. The Master Servicer shall have the power and authority to executive, deliver and perform its obligations under the Agreement and each other Warehouse Facility Document to which it is a party and to carry out their respective terms, and the execution, delivery and performance of this Indenture and each other Warehouse Facility Document to which it is a party shall have been duly authorized by the Master Servicer by all necessary corporate action.

                  (d) Binding Obligation. This Agreement shall constitute a legal, valid and binding obligation of the Master Servicer enforceable in accordance with its terms, except as enforceability may be subject to or limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors, rights in general and by general principals of equity.

                  (e) No Violation. The consummation of the transactions contemplated by this Indenture and the other Warehouse Facility Documents to which the Master Servicer is a party and the fulfillment of the terms of this Indenture and the other Warehouse Facility Documents shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Master Servicer, or conflict with or violate any of the terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any material indenture, agreement or other instrument to which the Master Servicer is a party or by which it shall be bound; nor violate any law or, to the best of the Master Servicer's knowledge, nay order, rule or regulation applicable to the Master Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Master Servicer or its properties; which breach, default, conflict or violation would have a material adverse effect on the ability of the Master Servicer to perform its obligations under this Indenture or any other Warehouse Facility Documents to which it is a party.

                  (f) On the basis of a comprehensive review and assessment of the Master Servicer's systems and equipment and inquiry made of the Master Servicer's material suppliers, vendors, customers and Subservicers, the Master Servicer reasonably believes that the Year 2000 Problem, including costs of remediation, will not result in a material adverse change in the operations, business, properties, condition (financial or otherwise) or prospects of the Master Servicer. The Master Servicer has developed and has required that all Subservicers develop feasible contingency plans adequate to ensure uninterrupted and unimpaired business operation in the event of the failure of its own or a third party's system or equipment due to the Year 2000 problem, including those of vendors, customers, and suppliers, as well as a general failure of or interruption in its communication and delivery infrastructure.

                  SECTION 5.8.  Existence; Status as Master Servicer; Merger.

                  (a) The Master Servicer shall keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its organization and shall obtain and preserve its qualification to do business as a foreign corporation, in each case to the extent necessary to protect the validity and enforceability of the Trust Estate Receivables and this Indenture.

                  (b) The Master Servicer shall not consolidate with or merge into any other Person or convey, transfer or lease substantially all of its assets as an entirety to any Person unless the Person formed by such consolidation or into which the Master Servicer has been merged or the Person which acquires substantially all the assets of the Master Servicer as an entirety is a corporation organized under the laws of a state in the United States, can lawfully perform the obligations of the Master Servicer hereunder and executes and delivers to the other parties hereto an agreement, in form and substance reasonably satisfactory to the Trustee (acting upon the direction of the Noteholders), which contains an assumption by such successor entity of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Indenture.

                  (c) From the date hereof until the first day following the Commitment Termination Date on which (i) the Notes shall have been paid in full, and (ii) all obligations shall have been fully paid and performed, the Master Servicer shall, promptly after learning thereof notify the Trustee of (i) the details of any action, proceeding, investigation or claim against or affecting the Master Servicer instituted before any court, arbitrator or Governmental Authority or, to its knowledge threatened to be instituted, which, if determined adversely to the Master Servicer would be likely to have a material adverse effect on the performance by it of its obligations under any Warehouse Facility Document to which is a part or by which it is bound.

                  SECTION 5.9. Performance of Obligations. The Master Servicer shall not take any action or, to the extent within its control, permit any action to be taken by others, which would excuse any Obligor from any of its covenants or obligations under any Receivable Document which could have an adverse affect on the Noteholders without the written consent of the Trustee at the direction of the Noteholders.

                  SECTION 5.10. Event of Master Servicer Termination. The following shall constitute an Event of Master Servicer Termination:

                  (a) the occurrence of an Event of Default with respect to the Master Servicer under Sections 6.1(a), (b) and (c); or

                  (b) if, as of any Payment Date, (i) the Charge-off Rate or the Consolidated Charge-off Rate exceeds 5% per annum, (ii) the average of the Delinquency Rate Amounts or the Consolidated Delinquency Rate Amounts, in either case for the three Due Periods immediately preceding the Due Period in which such Payment Date occurs exceeds 5%, or (iii) the average of the Defaulted Receivable Amounts or the Consolidated Defaulted Receivable Amounts, in either case for the three Due Periods immediately preceding the Due Period in which such Payment Date occurs exceeds 3%.

                  SECTION 5.11. Optional Purchase of Vacation Credits. On any Determination Date, if no Event of Default has occurred and is continuing, the Master Servicer may, at its option, purchase the Vacation Credits relating to a Defaulted Receivable at the Vacation Credit Purchase Price. The Master Servicer shall remit the Vacation Credit Purchase Price to the Trustee for immediate deposit into the Collection Account and such remittance shall be deemed to be a collection of principal with respect to such Defaulted Receivable. Upon the deposit of the Vacation Credit Purchase Price, the Vacation Credits purchased pursuant to this Section 5.11 shall be released from the lien of this Indenture.


                                   ARTICLE 6.

                           EVENTS OF DEFAULT; REMEDIES

                  SECTION 6.1.  Events of Default.

                  "Event of Default," wherever used herein with respect to the Notes, means any one of the following:

                  (a) (i) default in the making of Principal Payments or Interest Payments in respect of the Notes when such become due and payable, and continuance of such default for two Business Days; or (ii) failure to make any deposit when due hereunder by the Master Servicer or the Trustee and continuance of such default for one Business Day; or

                  (b) a default in the performance, or breach, of any covenant of the Borrower or the Master Servicer in this Indenture (other than a covenant dealing with a default in the performance of which or the breach of which is specifically dealt with elsewhere in this Section 6.1) and continuance of such default or breach for a period of 30 days after the earliest of (i) any officer of the Borrower or the Master Servicer first acquiring knowledge thereof, (ii) the Trustee's giving written notice thereof to the Borrower or (iii) the holders of a majority of the then Outstanding Principal Amount of the Notes giving written notice thereof to the Borrower and the Trustee; or

                  (c) if any representation or warranty of the Borrower or the Master Servicer made in this Indenture shall prove to be incorrect in any material respect as of the time when the same shall have been made, and such breach is not remedied within 30 days after notice of breach from the Trustee or the holders of a majority of Outstanding Principal Amount of the Notes; or

                  (d) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Borrower in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or (ii) a decree or order adjudging the Borrower a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Borrower under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Borrower or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (e) the commencement by the Borrower of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Borrower in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Borrower or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the Borrower's failure to pay its debts generally as they become due, or the taking of corporate action by the Borrower in furtherance of any such action; or

                  (f) The failure of the Borrower to cure a Borrowing Base Deficiency as provided in Sections 8 and 9.19 of the Credit Agreement within two
(2) Business Days of actual knowledge of the Borrower or notice from a Noteholder or the Trustee; or

                  (g) The breach by TWRI or the Borrower of any representation, warranty, covenant or agreement in the Credit Agreement which is not remedied within 30 days after notice of such breach from any party to a Warehouse Facility Document; or

                  (h)      Any material default under the Engagement Letter; or

                  (i)      An Event of Master Servicer Termination occurs; or

                  (j)      Any Change of Control in the ownership of TWRI; or

                  (k) Any materially adverse change in the business, operations, financial condition, properties or prospects of TWRI and any material Affiliates of TWRI, on a consolidated basis, in each case as determined by the Noteholders in their sole discretion in good faith, or the existence of any other condition which, in the Noteholders' sole determination, constitutes an impairment of TWRI to perform its obligations under this Indenture or under the Credit Agreement; or

                  (l) Any materially adverse change in the business, operations, financial condition, properties or prospects of Worldmark in each case as determined by the Noteholders in their sole discretion in good faith, or the existence of any other condition which, in the Noteholders' sole determination, constitutes an impairment of Worldmark to perform its obligations under any agreements to which it is a party; or

                  (m) TWRI or any of its subsidiaries shall default in any payment of principal or interest on any indebtedness of any lender which causes or which is reasonably likely to result in the acceleration of any such indebtedness to such lender or cause or permit the termination of any commitment to lend to the TWRI or any of its subsidiaries.

                  (n) (i) Worldmark voluntarily incurs or is any time voluntarily liable for any debt, or any of its property voluntarily is or voluntarily becomes subject to any Liens (other than (x) utility or similar easements or licenses which do not relate to borrowings by Worldmark or (y) Liens that in the aggregate for all Resorts do not exceed $100,000), or (ii) Worldmark involuntarily is or involuntarily becomes subject to any Liens (other than utility or similar easements or licenses which do not relate to borrowings by Worldmark) that individually or in the aggregate (with respect to all such debt and the obligations secured by all such Liens) exceed $1,000,000, or (iii) Worldmark sells, leases or otherwise transfers voluntarily or otherwise, any of its real estate properties or any interest therein so that, in the aggregate, there is a net decrease in Vacation Credits available for member use greater than or equal to 10% from the number of Vacation Credits available for member use on the Issuance Date, or (iv) Worldmark exchanges one of its present Resort properties for another property that is worth fewer Vacation Credits than the property so exchanged, or (v) Worldmark has interests in units at fewer than 20 developed Resorts.

               SECTION 6.2.  Acceleration of Maturity; Rescission and Annulment.

                  (a) If an Event of Default of the kind specified in Section 6.1(d) or Section 6.1(e) occurs, the unpaid principal amount of the Notes shall automatically become due and payable at par together with all accrued and unpaid interest thereon, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Borrower. If an Event of Default (other than an Event of Default of the kind described in Section 6.1(d) or Section
6.1(e)) with respect to the Notes occurs and is continuing, then and in every such case the Trustee shall, if so directed by the Noteholders, or the Noteholders may, declare the unpaid principal amount of all the Notes to be due and payable immediately, by a notice in writing to the Borrower (and to the Trustee if given by Noteholders), and upon any such declaration such principal amount shall become immediately due and payable together with all accrued and unpaid interest thereon, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. Interest on all amounts due and payable under this Section 6.2 shall accrue interest at the rate LIBOR plus 4.00%.

                  (b) At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a like percentage of the Notes by written notice to the Borrower and the Trustee, may rescind and annul such declaration and its consequences if:

                           (i) the  Borrower  has  paid or  deposited  with  the
Trustee a sum sufficient to pay:

(A) all Principal Payments on the Notes which have become due otherwise than by such declaration of acceleration and interest thereon from the date when the same first became due until the date of payment or deposit at the appropriate Note Interest Rate,

(B) all Interest Payments due with respect to the Notes and, to the extent that payment of such interest is lawful, interest upon overdue interest from the date when the same first became due until the date of payment or deposit at a rate per annum equal to the appropriate Note Interest Rate, and

(C)                        all sums paid or advanced  by the  Trustee  hereunder
                           and the reasonable compensation, expenses, disbursements, and advances of each of the Trustee and the Master Servicer, its agents and counsel;

                  and

                          (ii) all Events of Default with respect to the Notes, other than the non-payment of the Outstanding Principal Amount of the Notes which become due solely by such declaration of acceleration, have been cured or waived as provided in Section 6.13.

No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

                  SECTION 6.3.  Remedies.

                  (a) If an Event of Default with respect to the Notes occurs and is continuing of which a Responsible Officer of the Trustee has actual knowledge, the Trustee shall immediately give notice to each Noteholder as set forth in Section 7.2 and shall solicit such Noteholders for advice. The Trustee shall then take such action as so directed by the Noteholders, subject to the provisions of this Indenture.

                  (b) Following any acceleration of the Notes, the Trustee shall have all of the rights, powers and remedies with respect to the Trust Estate as are available to secured parties under the UCC or other applicable law, subject to subsection (d) below. Such rights, powers and remedies may be exercised by the Trustee in its own name as trustee of an express trust.

                  (c) (i) If an Event of Default specified in Section 6.1(a) occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Borrower for the whole amount of principal and interest remaining unpaid with respect to the Notes.

         (i) (ii) If an Event of Default occurs and is continuing the Trustee, at the instruction of the Noteholders, shall proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate judicial or other proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy. The Trustee shall notify the Borrower, the Master Servicer and the Noteholders of any such action.

                  (d) If (i) the Trustee shall have received written instructions from the Noteholders, to the effect that such Persons approve of or request the liquidation of the Assets or (ii) upon an Event of Default set forth in Section 6.1(d) or (e), the Trustee shall, direct the Master Servicer or its successor, to the extent lawful, promptly sell, dispose of or otherwise liquidate the Assets in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids; provided, however, that, upon an Event of Default set forth in Section 6.1(d) or
(e), the Noteholders may notify the Trustee that such liquidation shall not occur. The Trustee may obtain a prior determination from any such conservator, receiver or liquidator of the Borrower that the terms and manner of any proposed sale, disposition or liquidation are commercially reasonable.

                  (e) Notwithstanding the foregoing provisions of Section 6.3, if an Event of Default occurs and is continuing, the parties hereto agree that, in addition to or in lieu of the other remedies described in this Section 6.3, the Trustee, at the direction of the Noteholders may (i) amend the distribution of Available Funds described in Section 3.4 hereof, provided that the Trustee Fee and the Master Servicer Fee shall not be subordinate to Interest Payments and Principal Payments, (ii) amend this Indenture as provided in Section 9.2(b) to provide for reserve accounts or other mechanisms designed to provide over-collateralization for the Noteholders, (iii) appoint a new Master Servicer as provided in Section 5.1 hereof, or (iv) agree to waive such Event of Default for a period of time as shall be determined by the Noteholders.


                  SECTION 6.4.  Trustee May File Proofs of Claim. (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Borrower, or any other obligor upon the Notes, or the property of the Borrower, or such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Borrower for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

                           (i) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes or any amounts owing on the Trust Estate Receivables or the other assets constituting the Trust Estate and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and any predecessor Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee and any predecessor Trustee, their agents and counsel) and of the Noteholders allowed in such judicial proceeding;

                          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and

                         (iii) to participate as a member, voting or otherwise, of any official committee of creditors appointed in such matter;

and any custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Trustee and to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee and any predecessor Trustee, their agents and counsel, and any other amounts due the Trustee and any predecessor Trustee under Section 7.6.

                  (a)(b) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, agreement, adjustment or composition affecting the Notes or the rights of any Noteholder thereof or affecting the Trust Estate Receivables or the other assets constituting the Trust Estate or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

                  SECTION 6.5. Trustee May Enforce Claims Without Possession of Notes. All rights of action and claims under this Indenture, the Notes, the Trust Estate Receivables or the other assets constituting the Trust Estate may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provisions for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee and any predecessor Trustee, their agents and counsel, be for the benefit of the Noteholders in respect of which such judgment has been recovered, and pursuant to the priorities contemplated by Section 3.4.

                  SECTION 6.6. Application of Money Collected. Any money collected by the Trustee pursuant to this Article 6 shall be deposited in the applicable Collection Account or Accounts for disbursement in accordance with the provisions of Article 3.

                  SECTION 6.7. Limitation on Suits. No Noteholder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or for any other remedy hereunder, unless:

                  (a) there is a continuing Event of Default and such Noteholder has previously given written notice to the Trustee of a continuing Event of Default;

                  (b) such Noteholder or Noteholders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (c) the Trustee, for 30 days after its receipt of such notice, request and offer of indemnity, has failed to institute any such proceeding; and

                  (d) no direction inconsistent with such written request has been given to the Trustee during such 30-day period by the Noteholders;

it being understood and intended that no one or more of such Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders, or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Indenture, except in the manner herein provided and for the ratable benefit of all such Noteholders. It is further understood and intended that so long as any portion of the Notes remains Outstanding, TWRI shall not have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture (other than for the enforcement of Section 3.4) or for the appointment of a receiver or trustee (including without limitation a proceeding under the Bankruptcy Code), or for any other remedy hereunder. Nothing in this Section 6.7 shall be construed as limiting the rights of otherwise qualified Noteholders to petition a court for the removal of a Trustee pursuant to Section 7.8 hereof.

                  SECTION 6.8. Unconditional Right of Noteholders to Receive Principal and Interest.

                  Notwithstanding any other provision in this Indenture, other than the provisions hereof limiting the right to recover amounts due on the Notes to recoveries from the property of the allocated Trust Estate, the Holder of any Note shall have the absolute and unconditional right to receive payment of the principal of and interest on such Note on the maturities for such payments, and such right shall not be impaired without the consent of such Noteholder.

                  SECTION 6.9.  Restoration of Rights and Remedies.

                  If the Trustee or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Noteholder, then and in every such case, subject to any determination in such proceeding, the Borrower, the Trustee and the Noteholders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Noteholders continue as though no such proceeding had been instituted.

                  SECTION 6.10.  Rights and Remedies Cumulative.

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost, or stolen Notes in the last paragraph of Section 2.4, no right or remedy herein conferred upon or reserved to the Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 6.11.  Delay or Omission Not Waiver.

                  No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Noteholders, as the case may be.

                  SECTION 6.12.  Control by Noteholders.

                  Except as may otherwise be provided in this Indenture, until such time as the conditions specified in Sections 10.1(a)(i) and (ii) have been satisfied in full, the Noteholders shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes. Notwithstanding the foregoing,

                           (i) no such direction shall be in conflict with any rule of law or with this Indenture;

                          (ii) the Trustee shall not be required to follow any such direction which the Trustee reasonably believes might result in any personal liability on the part of the Trustee for which the Trustee is not adequately indemnified; and

                         (iii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with any such direction; provided that the Trustee shall give notice of any such action to each Noteholder.

                  SECTION 6.13.  Waiver of Events of Default.

                  (a) The Noteholders may, by one or more instruments in writing, waive any Event of Default on behalf of all Noteholders hereunder and its consequences, except a continuing Event of Default:

                           (i) in respect of the payment of the principal of or interest on any Note (which may only be waived by the Holder of such Note), or

                          (ii) in respect of a covenant or provision hereof which under Article 9 cannot be modified or amended without the consent of the Holder of each Outstanding Note affected (which only may be waived by the Holders of all Outstanding Notes affected).

                  (b) A copy of each waiver pursuant to Section 6.13(a) shall be furnished by the Borrower to the Trustee and each Noteholder. Upon any such waiver, such Event of Default shall cease to exist and shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

                  SECTION 6.14.  Undertaking for Costs.

                  All parties to this Indenture agree (and each Holder of any Note by its acceptance thereof shall be deemed to have agreed) that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but notwithstanding such assessment, the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than 10% of the then Outstanding Principal Amount of the Notes, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest on any Note on or after the maturities for such payments.

                  SECTION 6.15.  Waiver of Stay or Extension Laws.

                  The Borrower covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Borrower (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted allocated to the Notes.

                  SECTION 6.16.  Sale of Trust Estate.

                  (a) The power to effect any sale of any portion of the Trust Estate pursuant to Section 6.3 shall not be exhausted by any one or more sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate so allocated shall have been sold or all amounts payable on the Notes shall have been paid. The Trustee may from time to time, upon directions in accordance with Section 6.12, postpone any public sale by public announcement made at the time and place of such sale.

                  (b) To the extent permitted by applicable law, the Trustee shall not sell to a third party the Trust Estate, or any portion thereof except as permitted under Section 6.3(d).

                  (c) In connection with a sale of all or any portion of the Trust Estate:

                           (i) any one or more Noteholders may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain, and possess and dispose of such property, without further accountability, and any Noteholder may, in paying the purchase money therefore, deliver in lieu of cash any Outstanding Notes or claims for interest thereon for credit in the amount that shall, upon distribution of the net proceeds of such sale, be payable thereon, and the Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Noteholders after being appropriately stamped to show such partial payment;

                          (ii) the Trustee shall execute and deliver an appropriate instrument of conveyance prepared by the Master Servicer transferring its interest without representation or warranty and without recourse in any portion of the Trust Estate in connection with a sale thereof;

                         (iii) the Trustee is hereby irrevocably appointed attorney-in-fact of the Borrower to transfer and convey its interest in any portion of the Trust Estate in connection with a sale thereof, and to take all action necessary to effect such sale;

                          (iv) no purchaser or transferee at such a sale shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys; and

                           (v) The method, manner, time, place and terms of any sale of all or any portion of the Trust Estate shall be commercially reasonable.

                                   ARTICLE 7.

                                   THE TRUSTEE

                  SECTION 7.1. Certain Duties. (a) The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee.

                  (a)(b) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture, provided however, the Trustee shall not be required to verify or recalculate the contents thereof.

                  (c) If an Event of Default or an Event of Master Servicer Termination has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs; provided, however, that no provision in this Indenture shall be construed to limit the obligations of the Trustee to provide notices under Section 7.2.

                  (d) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

                  (e) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                           (i) this Section shall not be construed to limit the effect of Section 7.1(a) and (b);

                          (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it shall be proved that the Trustee shall have been negligent in ascertaining the pertinent facts; and

                         (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the written direction of the Holders of the requisite principal amount of the Outstanding Notes, or in accordance with any written direction delivered to it under Section 6.2(a), relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

                  (f) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 7.1.

                  (g) The Trustee makes no representations or warranties with respect to the Assets or the validity or sufficiency of any assignment of the Trust Estate Receivables to the Borrower or to the Trust Estate.

                  (h) Notwithstanding anything to the contrary herein, the Trustee is not required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  SECTION 7.2. Notice of Events of Default. The Trustee shall promptly (but in any event within 5 Business Days) notify the Master Servicer, and the Noteholders upon a Responsible Officer obtaining actual knowledge of any event which constitutes an Event of Default or an Event of Master Servicer Termination or would constitute an Event of Default or an Event of Master Servicer Termination but for the requirement that notice be given or time elapse or both; provided, further, that this Section 7.2 shall not limit the obligations of the Trustee to provide notices expressly required by this Indenture.


                  SECTION 7.3. Certain Matters Affecting the Trustee. Subject to the provisions of Section 7.1:

                  (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) Any request or direction of any Noteholders, the Master Servicer, or the Borrower mentioned herein shall be in writing;

                  (c) Whenever in the performance of its duties hereunder the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate or Opinion of Counsel;

                  (d) The Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be deemed authorization in respect of any action taken, suffered, or omitted by it hereunder in good faith and in reliance thereon;

                  (e) Prior to the occurrence of an Event of Default or an Event of Master Servicer Termination, or after the curing of all Events of Default or Events of Master Servicer Termination which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper document, unless requested in writing so to do by the Noteholders; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the reasonable opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer or, if paid by the Trustee, shall be reimbursed by the Master Servicer upon demand; and

                  (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian (which may be Affiliates of the Trustee) and the Trustee shall not be liable for any acts or omissions of such agents, attorneys or custodians appointed with due care by it hereunder.

                  SECTION 7.4. Trustee Not Liable for Notes or Receivables. (a) The Trustee makes no representations as to the validity or sufficiency of this Indenture or any Warehouse Facility Document, the Notes (other than the authentication thereof) or of any Receivable. The Trustee shall not be accountable for the use or application by the Borrower of funds paid to the Borrower in consideration of conveyance of the Receivables to the Trust Estate.

                  (a)(b) If the Trustee acts as Successor Servicer, the Trustee shall have no responsibility or liability for or with respect to: the validity of any security interest in any Vacation Credits; the existence or validity of any Trust Estate Receivable, the validity of the assignment of any Trust Estate Receivable to the Trust Estate or of any intervening assignment; the review of any Trust Estate Receivable or any Receivable File, the completeness of any Receivable File, the receipt by the Custodian of any Trust Estate Receivable or Receivable File (it being understood that the Trustee has not reviewed and does not intend to review such matters); the performance or enforcement of any Trust Estate Receivable; the compliance by the Master Servicer or the Borrower with any covenant or the breach by the Master Servicer or the Borrower of any warranty or representation made hereunder or in any related document or the accuracy of any such warranty or representation; the acts or omissions of the Master Servicer or any Obligor; or any action of the Master Servicer taken in the name of the Trustee.

                  SECTION 7.5. Trustee May Own Notes. The Trustee in its individual or any other capacity may become the owner or pledgee of Notes with the same rights as it would have if it were not Trustee.

                  SECTION 7.6. The Master Servicer to Pay Trustee's Fees and Expenses. The Master Servicer agrees to reimburse the Trustee upon its request for all agreed-upon third-party expenses, disbursements and advances incurred or made by the Trustee in its capacity as such in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursement of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith. The obligations of the Master Servicer under this Section 7.6 shall survive the termination of this Indenture and the resignation or removal of the Trustee. The compensation of the Trustee shall not be limited by any law on compensation of a trustee of an express trust.

                  SECTION 7.7. Eligibility Requirements for Trustee. Other than the initial Trustee, the Trustee hereunder shall at all times (a) be a corporation, depository institution, or trust company organized and doing business under the laws of the United States of America or any state thereof authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $250,000,000, (b) be subject to supervision or examination by federal or state authority, (c) be capable of maintaining an Eligible Bank Account and (d) have a long-term unsecured debt rating of not less than Baa2 from the Rating Agencies, and shall be acceptable to the Noteholders. If such institution publishes reports of condition at least annually, pursuant to or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 7.7, the combined capital and surplus of such institution shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 7.7, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.8.

                  SECTION  7.8.  Resignation  or  Removal  of  Trustee.  (a) The
Trustee may at any time resign and be discharged with respect to the Notes by giving 90 days' written notice thereof to the Master Servicer, the Borrower, and the Noteholders. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor Trustee not objected to by the Noteholders within 30 days after prior written notice, by written instrument, in quintuplicate, one counterpart of which instrument shall be delivered to each of the Borrower, the Master Servicer, the successor Trustee and the predecessor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 90 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (a)(b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 7.7 and shall fail to resign after written request therefor by the Master Servicer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Master Servicer or the Noteholders may direct, and the Master Servicer shall follow such direction and remove the Trustee. If it removes the Trustee under the authority of the immediately preceding sentence, the Master Servicer shall promptly appoint a successor Trustee not objected to by the Noteholders within 30 days after prior written notice, by written instrument, in quintuplicate, one counterpart of which instrument shall be delivered to each of the Borrower, the Master Servicer, the Noteholders, the successor Trustee and the predecessor Trustee.

                  (c) The Trustee may be removed by the Master Servicer at any time by giving written notice thereof to the Trustee and each of the Holders of the Notes then outstanding. Such removal by the Master Servicer will become effective unless the Holders of at least 51% of the principal amount of the Notes then outstanding deliver a written statement to the Master Servicer opposing such removal within 30 days following receipt of such notice of removal from the Master Servicer.

                  (d) Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 7.8 shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 7.9.

                  SECTION 7.9. Successor Trustee. (a) Any successor Trustee appointed as provided in Section 7.8 shall execute, acknowledge and deliver to each of the Master Servicer, the Borrower, the Noteholders and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder with like effect as if originally named a Trustee. The predecessor Trustee shall deliver or cause to be delivered to the successor Trustee or its custodian any related documents and statements held by it or its custodian hereunder; and the Master Servicer and the Borrower and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for the full and certain vesting and confirmation in the successor Trustee of all such rights, powers, duties and obligations.

                  (a)(b) In case of the appointment hereunder of a successor Trustee with respect to the Notes, the Borrower, the retiring Trustee and each successor Trustee with respect to the Notes shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the Trust Estate hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same allocated trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes to which the appointment of such successor Trustee relates; but, on request of the Borrower or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Notes to which the appointment of such successor Trustee relates.

                  Upon request of any such successor Trustee, the Borrower shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights, powers and trusts referred to in the preceding paragraph.

                  (c) No successor Trustee shall accept appointment as provided in this Section 7.9 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 7.7.

                  (d) Upon acceptance of appointment by a successor Trustee as provided in this Section 7.9, the Master Servicer shall mail notice of the succession of such Trustee hereunder to each Noteholder at its address as shown in the Note Register. If the Master Servicer fails to mail such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Borrower and the Master Servicer.

                  SECTION 7.10. Merger or Consolidation of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 7.7, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  SECTION 7.11.  Appointment of Co-Trustee or Separate  Trustee.
(a) At any time or times for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located or in which any action of the Trustee may be required to be performed or taken, the Trustee, the Master Servicer or the Holders of at least 51% of the Outstanding Principal Amount of the Notes, by an instrument in writing signed by it or them, may appoint, at the reasonable expense of the Trust Estate, one or more individuals or corporations to act as separate trustee or separate trustees or co-trustee, acting jointly with the Trustee, of all or any part of the Trust Estate, to the full extent that local law makes it necessary for such separate trustee or separate trustees or co-trustee acting jointly with the Trustee to act. Notwithstanding the appointment of any separate or co-trustee, the Trustee shall remain obligated and liable for the obligations of the Trustee under this Indenture.

                  (b) The Trustee and, at the request of the Trustee, the Master Servicer shall execute, acknowledge and deliver all such instruments as may be required by the legal requirements of any jurisdiction or by any such separate trustee or separate trustees or co-trustee for the purpose of more fully confirming such title, rights, or duties to such separate trustee or separate trustees or co-trustee. Upon the acceptance in writing of such appointment by any such separate trustee or separate trustees or co-trustee, it, he, she or they shall be vested with such title to the Trust Estate or any part thereof, and with such rights, powers, duties and obligations as shall be specified in the instrument of appointment, and such rights, powers, duties and obligations shall be conferred or imposed upon and exercised or performed by the Trustee, or the Trustee and such separate trustee or separate trustees or co-trustees jointly with the Trustee subject to all the terms of this Indenture, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or separate trustees or co-trustee, as the case may be. Any separate trustee or separate trustees or co-trustee may, at any time by an instrument in writing, constitute the Trustee its attorney-in-fact and agent with full power and authority to do all acts and things and to exercise all discretion on its behalf and in its name. In any case any such separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, the title to the Trust Estate and all assets, property, rights, power duties and obligations and duties of such separate trustee or co-trustee shall, so far as permitted by law, vest in and be exercised by the Trustee, without the appointment of a successor to such separate trustee or co-trustee unless and until a successor is appointed.

                  (c) All provisions of this Indenture which are for the benefit of the Trustee shall extend to and apply to each separate trustee or co-trustee appointed pursuant to the foregoing provisions of this Section 7.11.

                  (d) Every additional trustee and separate trustee hereunder shall, to the extent permitted by law, be appointed and act and the Trustee shall act, subject to the following provisions and conditions: (i) all powers, duties and obligations and rights conferred upon the Trustee in respect of the receipt, custody, investment and payment of monies shall be exercised solely by the Trustee; (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed and exercised or performed by the Trustee and such additional trustee or trustees and separate trustee or trustees jointly except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Properties in any such jurisdiction) shall be exercised and performed by such additional trustee or trustees or separate trustee or trustees; (iii) no power hereby given to, or exercisable by, any such additional trustee or separate trustee shall be exercised hereunder by such trustee except jointly with, or with the consent of, the Trustee; and (iv) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder.

         If at any time, the Trustee shall deem it no longer necessary or prudent in order to conform to such law, the Trustee shall execute and deliver all instruments and agreements necessary or proper to remove any additional trustee or separate trustee.

                  (e) Any request, approval or consent in writing by the Trustee to any additional trustee or separate trustee shall be sufficient warrant to such additional trustee or separate trustee, as the case may be, to take such action as may be so requested, approved or consented to.

                  (f) Notwithstanding any other provision of this Section 7.11, the powers of any additional trustee or separate trustee shall not exceed those of the Trustee hereunder.

                  SECTION 7.12.. Paying Agent and Note Registrar Rights So long as the Trustee is the Paying Agent and Note Registrar, the Paying Agent and Note Registrar shall be entitled to the rights, benefits and immunities of the Trustee as set forth in Article 7 to the same extent and as fully as though named in place of the Trustee.

                  SECTION 7.13. No Obligation to make Advances. The Trustee shall have no obligation to make Advances under the Credit Agreement.


                                   ARTICLE 8.

                                    COVENANTS

                  SECTION 8.1.  Payment of Principal and Interest.

                  The Borrower will cause the due and punctual payment of the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture.

                  SECTION 8.2. Maintenance of Office or Agency; Chief Executive Office.

                  (a) The Borrower will maintain at the Corporate Trust Office an office or agency where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Borrower in respect of the Notes and this Indenture may be served. The Borrower hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  (b) The Borrower will not change the location of its principal place of business without giving the Trustee at least 60 Business Days' prior written notice thereof.

                  SECTION 8.3. Money for Payments to Noteholders to be Held in Trust.

                  (a) All payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Trust Accounts pursuant to Section 3.4 or Section 6.6 shall be made on behalf of the Borrower by the Trustee, and no amounts so withdrawn from the applicable Collection Account for payments of Notes shall be paid over to the Borrower under any circumstances except as provided in this Section 8.3, in Section 3.4 or Section 6.6.

                  (b) In making payments hereunder, the Trustee will hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided.

                  (c) Except as required by applicable law, any money held by the Trustee in trust for the payment of any amount due with respect to any Note and remaining unclaimed for three years after such amount has become due and payable to the Noteholder shall be discharged from such trust and, subject to applicable escheat laws, and so long as no Event of Default has occurred and is continuing, paid to the Borrower upon request; otherwise, such amounts shall be redeposited in the Collection Account as Available Funds, and such Noteholder shall thereafter, as an unsecured general creditor, look only to the Borrower for payment thereof (but only to the extent of the amounts so paid to the Borrower), and all liability of the Trustee with respect to such trust money shall thereupon cease.

                  SECTION 8.4.  Corporate Existence; Merger; Consolidation, etc.

                  (a) The Borrower will keep in full effect its existence, rights and franchises as a corporation under the laws of the State of Delaware, and will obtain and preserve its qualification to do business as a foreign entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes or any of the Trust Estate Receivables.

                  (b) The Borrower shall at all times observe and comply in all material respects with (i) all laws applicable to it, (ii) all requirements of law in the declaration and payment of dividends on its capital stock, and (iii) all requisite and appropriate corporate and other formalities (including without limitation meetings of the Borrower's Board of Directors and, if required by law, its charter or otherwise, meetings and votes of the shareholders of the Borrower to authorize corporate action) in the management of its business and affairs and the conduct of the transactions contemplated hereby.

                  (c) The Borrower shall not issue or register the transfer of any of its common stock to any Person other than TWRI or an Affiliate of TWRI.

                  (d) The Borrower shall not (i) consolidate or merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety to any other Person or (ii) commingle its assets with those of any other Person.

                  SECTION 8.5.  Protection of Trust Estate; Further Assurances.

                  The Borrower will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance, and other instruments, and will take such other action as may be necessary or advisable to:

                           (i)   Grant more  effectively  the  Assets
          comprising  all or any  portion of the Trust Estate;

                          (ii) maintain or preserve the lien of this Indenture or carry out more effectively the purposes hereof;

                         (iii) publish notice of, or protect the validity of, any Grant made or to be made by this Indenture and perfect the security interest contemplated hereby in favor of the Trustee in each of the Trust Estate Receivables and all other property included in the Trust Estate;

                          (iv) enforce or cause the Master Servicer to enforce any of the Trust Estate Receivables in accordance with the terms hereof; and

                           (v) preserve and defend title to the Trust Estate Receivables (including the right to receive all payments due or to become due thereunder), the interests in the Properties, or other property included in the Trust Estate and preserve and defend the rights of the Trustee in the Trust Estate (including the right to receive all payments due or to become due thereunder) against the claims of all Persons and parties other than as permitted hereunder.

The Borrower, upon the Borrower's failure to do so, hereby designates the Trustee and the Master Servicer its agent and attorney-in-fact to execute any financing statement or continuation statement required pursuant to this Section 8.5; provided, however, that such designation shall not be deemed to create a duty in the Trustee to monitor the compliance of the Borrower with the foregoing covenants, and provided, further, that the duty of the Trustee to execute any instrument required pursuant to this Section 8.5 shall arise only if a Responsible Officer of the Trustee has actual knowledge of any failure of the Borrower to comply with the provisions of this Section 8.5.

                  SECTION 8.6.  Reserved.

                  SECTION 8.7.  Additional Covenants.

                  (a)      The Borrower will not:

                           (i) sell, transfer, exchange or otherwise dispose of any portion of the Trust Estate except as expressly permitted by this Indenture;

                          (ii) claim any credit on, or make any deduction from, the principal of, or interest on, any of the Notes by reason of the payment of any taxes levied or assessed upon any portion of the Trust Estate; or

                         (iii) (A) permit the validity or effectiveness of this Indenture or any Grant hereby to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby, (B) permit any lien, charge, security interest, mortgage or other encumbrance to be created on or to extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof other than the lien of this Indenture, or (C) except as otherwise contemplated in this Indenture, permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate.

                  (b) Notice of Event of Default. Immediately upon becoming aware of the existence of any condition or event which constitutes a Default or an Event of Default, the Borrower shall deliver to the Trustee a written notice describing its nature and period of existence and what action the Borrower is taking or proposes to take with respect thereto.

                  (c) Report on Proceedings. Promptly upon the Borrower's becoming aware of (i) any proposed or pending investigation of it by any Governmental Authority or agency; or (ii) any pending or proposed court or administrative proceeding which involves or may involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Borrower, the Borrower shall deliver to the Trustee a written notice specifying the nature of such investigation or proceeding and what action the Borrower is taking or proposes to take with respect thereto and evaluating its merits.

                  SECTION 8.8.  Taxes.

                  The Borrower shall pay all Taxes of the Borrower when due and payable or levied against the Borrower's assets, properties or income, including any property that is part of the Trust Estate.

                                   ARTICLE 9.

                             SUPPLEMENTAL INDENTURES

                  SECTION 9.1.  Supplemental Indentures.

                  (a) The Borrower, by a Borrower Order, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                           (i) without the consent of any Noteholder; (x) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or to better assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture; provided such action pursuant to this clause (i) shall not adversely affect the interests of the Noteholders in any respect; or

                           (y) to evidence  and provide  for the  acceptance  of
                  appointment hereunder by a successor Trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 7.9; or

                           (z) to cure any  ambiguity,  to correct or supplement
                  any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided that such action pursuant to this clause (z) shall not adversely affect the interests of the Holders of Notes; or

                  (b) The Trustee shall promptly deliver, at least 5 Business Days prior to the effectiveness thereof, to each Noteholder a copy of any supplemental indenture entered into pursuant to this Section 9.1(a).

                  SECTION 9.2. Supplemental Indentures with Consent of Noteholders.

                  (a) With the written consent of the Noteholders delivered to the Borrower and the Trustee, the Borrower, by a Borrower Order, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, that no supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby,

                           (i) change the maturity of any Note or the Principal Payments or Interest Payments due or to become due on any Payment Date with respect to any Note, or change the priority of payment thereof as set forth herein, or reduce the principal amount thereof or the Note Interest Rate thereon, or change the place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity thereof;

                          (ii) reduce the percentage of the Outstanding Principal Amount of the Notes, the consent of whose Noteholders is required for any such supplemental indenture, for any waiver of compliance with provisions of this Indenture or Events of Default and their consequences, provided for in this Indenture;

                         (iii) modify any of the  provisions  of this Section or
         Section 6.13 except to increase any percentage or fraction set forth therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Noteholder;

                          (iv) modify or alter the provisions of the proviso to the definition of the term "Outstanding"; or

                           (v) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, terminate the lien of this Indenture on any property at any time subject hereto or deprive any Noteholder of the security afforded by the lien of this Indenture;

provided, no such supplemental indenture may modify or change any terms whatsoever of the Indenture that could be construed as increasing the Borrower's or TWRI's discretion hereunder.

                  (b) If an Event of Default has occurred and is continuing, as provided in Section 6.3, the parties to this Indenture hereby agree to amend the provisions of this Indenture at the direction of the Noteholders.

                  (c) The Trustee shall promptly deliver to each Noteholder a copy of any supplemental indenture entered into pursuant to Section 9.2(a).

                  SECTION 9.3.  Execution of Supplemental Indentures.

                  In executing, or accepting the additional trusts created by, any supplemental indenture (a) pursuant to Section 9.1 of this Indenture or (b) pursuant to Section 9.2 of this Indenture without the consent of each holder of the Notes to the execution of the same, or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 7.1) shall be, fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any supplemental indenture which affects the Trustee's own rights, duties, obligations, or immunities under this Indenture or otherwise.

                  SECTION 9.4.  Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                  SECTION 9.5.  Reference in Notes to Supplemental Indentures.

                  Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. New Notes so modified as to conform, in the opinion of the Trustee and the Borrower, to any such supplemental indenture may be prepared and executed by the Borrower and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

                                   ARTICLE 10.

                           SATISFACTION AND DISCHARGE

                  SECTION 10.1.  Satisfaction and Discharge of Indenture.

                  (a) This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Notes herein expressly provided for), and the Trustee, on demand of and at the expense of the Borrower, shall execute proper instruments (prepared by the Borrower) acknowledging satisfaction and discharge of this Indenture, when the Borrower and the Master Servicer have paid or caused to be paid all other sums payable hereunder by the Borrower and the Master Servicer for the benefit of the Noteholders and the Trustee; and the Borrower has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with. At such time, the Trustee shall deliver to the Borrower all cash, securities and other property held by it as part of the Trust Estate other than funds deposited with the Trustee pursuant to Section 10.1(a)(i)(B), for the payment and discharge of the Notes.

                  (b) Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Borrower to the Trustee under Section 7.6 and, if money shall have been deposited with the Trustee pursuant to Section 10.1(a)(i)(B), the obligations of the Trustee under Section 10.2 and Section 8.3(c) shall survive.

                  SECTION 10.2.  Application of Trust Money.

                  Subject to the provisions of Section 8.3(c), all money deposited with the Trustee pursuant to Sections 10.1 and 8.3 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee.

                  SECTION 10.3. Trust Termination Date. Upon the full application of (a) moneys deposited pursuant to this Article 10 or (b) proceeds of the Assets pursuant to Sections 3.4 or 6.6, the Trust Estate created by this Indenture shall be deemed to have terminated (the "Trust Termination Date").

                                   ARTICLE 11.

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 11.1. Representations and Warranties of the Borrower. The Borrower represents and warrants to the Trustee and the Noteholders, as of each Issuance Date and on each day until the discharge of this Indenture, all the representations and warranties contained in Section as follows:

                  (a) The Borrower is a wholly-owned bankruptcy remote subsidiary of TWRI Resorts, Inc. and is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business, and is in good standing in each jurisdiction in which the nature of its business requires it to be so qualified and which permits such qualification;

                  (b) The Borrower has the power and authority to own and convey all of its properties and to execute and deliver this Indenture and the Warehouse Facility Documents and to perform the transactions contemplated hereby and thereby;

                  (c) The Borrower is operated in such a manner and is constituted so that it would not be substantively consolidated in the bankruptcy trust estate of any Affiliate, such that the separate existence of the Borrower and any Affiliate would be disregarded, and to such end:

                           (i) the Borrower maintains separate records, books of account and financial statements from those of TWRI and each other Affiliate of TWRI;
                          (ii) the Borrower does not commingle any of its assets or funds with those of TWRI or any of the other Affiliates of TWRI;

                         (iii) the Borrower maintains a separate board of directors with at least one independent director and observes all separate corporate formalities, and all decisions with respect to the Borrower's business and daily operations have been and shall be independently made by the officers of the Borrower pursuant to resolutions of its board of directors;

                          (iv) other than contributions of capital, payment of dividends and return of capital, no transactions have been entered into between the Borrower and TWRI or between the Borrower and any of the other Affiliates of TWRI except such transactions as are contemplated by this Indenture and the Warehouse Facility Documents;

                           (v) except for such administration and collection and functions as TWRI may perform on behalf of the Borrower and the Trust Estate pursuant to this Indenture and the Warehouse Facility Documents, the Borrower acts solely in its own name and through its own authorized officers and agents and the Borrower does not act as agent of TWRI or any other Person in any capacity;

                          (vi) except for any funds received from TWRI (or from TWRI indirectly by way of any of the other Affiliates of TWRI) as a capital contribution, the Borrower shall not accept for its own account funds from TWRI or any of the other Affiliates of TWRI; and the Borrower shall not allow TWRI or any of the other Affiliates of TWRI otherwise to supply funds to, or guarantee any obligation of, the Borrower;

                         (vii) the Borrower shall not guarantee, or otherwise become liable with respect to, any obligation of TWRI or any of the other Affiliates of TWRI; and

                        (viii) the Borrower shall at all times hold itself out to the public under the Borrower's own name as a legal entity separate and distinct from TWRI and the other Affiliates of TWRI.

                  (d) The Borrower is a special purpose corporation and has not engaged, and does not presently engage and shall not engage, in any activity other than the activities undertaken pursuant to this Indenture and the Warehouse Facility Documents and contemplated hereby and thereby and activities ancillary or incident thereto, and has no Debt other than the Notes;

                  (e) The execution, delivery and performance by the Borrower of this Indenture, the Warehouse Facility Documents and the transactions contemplated hereby and thereby, (i) have been duly authorized by all necessary corporate or other action on the part of the Borrower, (ii) do not contravene or cause the Borrower to be in default under (A) the Borrower's organizational documents, (B) any contractual restriction contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note, or other agreement or instrument binding on or affecting the Borrower or its property, or
(C) any law, rule, regulation, order, writ, judgment, award, injunction, or decree applicable to, binding on or affecting the Borrower or its property, and
(iii) do not result in or require the creation of any Adverse Claim upon or with respect to any of the property of the Borrower;

                  (f) This Indenture and the Warehouse Facility Documents have each been duly executed and delivered on behalf of the Borrower;

                  (g) No consent of, or other action by, and no notice to or filing with, any Governmental Authority or any other party, is required for the due execution, delivery and performance by the Borrower of this Indenture or any of the Warehouse Facility Documents or for the perfection of or the exercise by the Trustee or the Noteholders of any of their rights or remedies thereunder which have not been duly obtained;

                  (h) This Indenture and each other Warehouse  Facility Document is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms; except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in law or in equity);

                  (i) There is no pending or, to the Borrower's  best knowledge, threatened action, suit or proceeding, nor any injunction, writ, restraining order or other order of any nature against or affecting the Borrower, its officers or directors, or the property of the Borrower, in any court or tribunal, or before any arbitrator of any kind or before or by any Governmental Authority (i) asserting the invalidity of this Indenture or any of the Warehouse Facility Documents, (ii) seeking to prevent the sale and assignment of any Trust Estate Receivable or the consummation of any of the transactions contemplated thereby, (iii) seeking any determination or ruling that might materially and adversely affect (A) the performance by the Borrower of this Indenture or any of the Warehouse Facility Documents or the interests of the Noteholders, (B) the validity or enforceability of this Indenture or any of the Warehouse Facility Documents, (C) any Trust Estate Receivable, or (D) the Intended Tax Characterization, or (iv) asserting a claim for payment of money adverse to the Borrower or the conduct of its business or which is inconsistent with the due consummation of the transactions contemplated by this Indenture or any of the Warehouse Facility Documents;

                  (j) The principal place of business and chief executive office of the Borrower are located at the address in the State of Washington indicated in Section 12.4 and there are now no, and there have not been any, other locations where the Borrower is located (as that term is used in the UCC) or keeps Records except, after the date of this Indenture, as disclosed in writing to the Trustee and the Noteholders and the Master Servicer at least 30 Business Days prior to any such change;

                  (k) The legal name of the Borrower is as set forth in the beginning of this Indenture and the Borrower has not changed its name since its formation, and during such period, the Borrower did not use, nor does the Borrower now use any tradenames, fictitious names, assumed names or "doing business as" names;

                  (l)      The Borrower does not have any Subsidiaries;

                  (m) The Borrower is solvent and will not become insolvent after giving effect to the transactions contemplated by this Indenture and each of the Warehouse Facility Documents; the Borrower's transfers of Assets to the Trust Estate have been and will be made for reasonably equivalent value and fair consideration; and the Borrower, after giving effect to the transactions contemplated by this Indenture and each of the Warehouse Facility Documents, will have an adequate amount of capital to conduct its business in the future; and

                  (n) The Borrower has complied in all material respects with all applicable laws, rules, regulations, and orders with respect to it, its business and properties and all of the Assets.

                    SECTION 11.2. Representations and Warranties as to Each Trust Estate Receivable. (a) With respect to the Variable Notes, each of the Borrower and TWRI hereby make and repeat the representations and warranties in
Section 2.3 of the Credit Agreement.

                  (b) The Borrower and the Master Servicer each hereby certifies that the representations and warranties contemplated in this Section
11.2 shall survive the transfer of the Trust Estate Receivables to the Trust Estate.

                                   ARTICLE 12.

                                  MISCELLANEOUS

                  SECTION 12.1.  Indemnities of the Master Servicer.

                  (a) The Master Servicer agrees to indemnify (i) the Trust Estate from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses (including reasonable attorneys' fees of counsel) arising as a result of the Master Servicer's acts or omissions (subject to the administration standard set forth in Section 5.2(b)) in violation of this Indenture and (ii) the Trustee, any separate trustee or co-trustee, if any, their directors, officers, employees and agents, from, and hold it harmless against, any and all losses, liabilities, damages, claims, expenses (including attorney's fees and disbursements), fines or penalties, or judgments arising out of or in connection with the performance by the Trustee, separate trustee, if any, or co-trustee, if any, of its duties hereunder or in connection with the Trust Estate, or the issuance of the Notes except to the extent the Trustee's, separate trustee's or co-trustee's own bad faith, willful misconduct or negligence has been judicially determined to have contributed to the loss, liability, damage, claim or expense.

                  (b) This Section 12.1 shall survive the termination of this Indenture or the resignation or removal of the Trustee in respect of rights accrued prior to such resignation or removal.

                  SECTION 12.2. Officer's Certificate and Opinion of Counsel as to Conditions Precedent.

                  Upon any request or application by the Borrower (or any other obligor upon the Notes) to the Trustee to take any action under this Indenture, the Borrower (or such other obligor) shall furnish to the Trustee:

                  (a) an Officer's Certificate (which shall include the statements set forth in Section 12.3) stating that, in the opinion of the signer, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (b) an Opinion of Counsel (which shall include the statements set forth in Section 12.3) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been complied with.

                  SECTION 12.3.  Statements Required in Certificate or Opinion.

                  Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

                  SECTION 12.4. Notices. (a) All communications, instructions, directions and notices to the parties thereto shall be (i) in writing (which may be by telecopy, followed by delivery of original documentation within one Business Day), (ii) effective when received and (iii) delivered or mailed first class mail, postage prepaid to it at the following address:

                  If to the Borrower:

                  TW HOLDINGS II, INC.
                  9805 Willows Road
                  Redmond, Washington 98052
                  Attention:  Timothy P. O'Neil

                  Facsimile Number: (425) 498-3067
                  Telephone Number: (425) 498-2561

                  If to the Master Servicer:

                  Trendwest Resorts, Inc.
                  9805 Willows Road
                  Redmond, Washington 98052
                  Attention:  Timothy P. O'Neil

                  Facsimile Number: (425) 498-3062
                  Telephone Number: (425) 498-2561

                  If to the Trustee:

                  LaSalle National Bank
                  Corporate Trust Department
                  135 S. LaSalle Street
                  Suite 1625
                  Chicago, Illinois  60674
                  Attention:  Asset-Backed Securities Group-
                                      TW Holdings II

                  Facsimile Number: (312) 904-2084
                  Telephone Number: (312) 904-7807

                  If to the Custodian:

                  Sage Systems, Inc.
                  2135 112th Avenue, N.E., Suite 101
                  Bellevue, Washington 98004
                  Attention:  Mack Hendrick

                  Facsimile Number: (425) 462-0264
                  Telephone Number: (425) 451-2484

                  with copies to:

                  Interval International
                  6262 Sunset Drive
                  Miami, Florida 33143
                  Attention:  Paul Rishell

                  Facsimile Number: (800) 622-1861

or at such other address as the party may designate by notice to the other parties hereto, which shall be effective when received.

                  (a)(b) All communications and notices pursuant hereto to a Noteholder shall be in writing and delivered or mailed first class mail, postage prepaid or overnight courier at the address shown in the Note Register. The Trustee agrees to deliver or mail to each Noteholder upon receipt, all notices and reports that the Trustee may receive hereunder and under any Warehouse Facility Documents. Unless otherwise provided herein, the Trustee may consent to any requests received under such documents or, at its option, follow the directions of Noteholders within 30 days after prior written notice to the Noteholders. All notices to Noteholders shall be sent simultaneously. Expenses for such communications and notices shall be borne by the Master Servicer.

                  SECTION 12.5. No Proceedings. The Noteholders, the Master Servicer and the Trustee each hereby agrees that it will not, directly or indirectly institute, or cause to be instituted, against the Borrower or the Trust Estate any proceeding of the type referred to in Section 6.1(e) so long as there shall not have elapsed one year plus one day since the last maturity of the Notes.


                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have caused this Trust Indenture to be duly executed as of the day and year first above written.


                                TW HOLDINGS II, INC.,
                                  as Borrower


                                By:      _____________________________
                                         Name:
                                         Title:

                                 TRENDWEST RESORTS, INC.,
                                  as Master Servicer


                                By:      _____________________________
                                         Name:
                                         Title:

                                SAGE SYSTEMS, INC.,
                                  as Custodian


                                By:      _______________________
                                         Name:
                                         Title:

                                LASALLE NATIONAL BANK,
                                  as Trustee


                                By:      _____________________________
                                         Name:
                                         Title:

trust indenture

                                    EXHIBIT A

                          FORM OF COLLATERAL ASSIGNMENT

                              COLLATERAL ASSIGNMENT

          COLLATERAL ASSIGNMENT, dated as of [DATE] between TW HOLDINGS II, INC. (the "Pledgor") and LASALLE NATIONAL BANK, as Trustee (the "Trustee").

         i. We refer to the Indenture (the "Indenture"), dated as of April 15, 1999, by and among the Pledgor, Trendwest Resorts, Inc., Sage Systems, Inc., as Custodian, and the Trustee. All provisions of such Indenture are incorporated by reference. All capitalized terms shall have the meanings set forth in the Indenture.

         ii. Pledgor does hereby pledge, transfer, assign, set over and convey to the Trustee on behalf of the Noteholders and the Trustee does hereby accept, a security interest in all right, title and interest of the Pledgor in, to and under the Assets listed on Schedule 1 hereto and all other property constituting Assets under the Indenture.

          iii. Each of TWRI and the Pledgor does hereby certify: (a) the representations and warranties of the Pledgor and TWRI set forth in Sections
11.1 and 11.2 of the Indenture are true and correct on and as of the date hereof, before and after giving effect to the Transfer evidenced hereby and to the application of the proceeds therefrom, as though made on and as of such date; (b) no event has occurred, or would result from such Transfer or from the application of the proceeds therefrom, which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both; (c) each of TWRI and the Pledgor is in compliance with each of its covenants set forth in the Indenture; and (d) the aggregate Unpaid Principal Balance of the Receivables listed on Schedule 1 hereto to be pledged to the Trustee pursuant to this Collateral Assignment is $[___].

                  IN WITNESS  WHEREOF,  the parties have caused this  Collateral
Assignment  to  be  executed  by  their  respective   officers   thereunto  duly
authorized, as of the date first above written.

                        TW HOLDINGS II, INC., as Pledgor


                          By:__________________________
                                      Name:
                                     Title:

                        LASALLE NATIONAL BANK, as Trustee
                          By:__________________________
                                      Name:
                                     Title:

trust indenture


                                    EXHIBIT B

                                  FORM OF NOTE
trust indenture



         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. BY ITS ACCEPTANCE HEREOF, EACH PURCHASER REPRESENTS AND AGREES THAT THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS UNDER STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH PROVISIONS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.

         NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE REPRESENTS THAT EITHER (A) IT IS NOT AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT, WHETHER OR NOT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF AN INVESTMENT IN SUCH ENTITY BY A PLAN, TRUST OR ACCOUNT DESCRIBED ABOVE, OR (B) THE ACQUISITION AND HOLDING OF SUCH NOTES WILL BE COVERED BY A DEPARTMENT OF LABOR CLASS EXEMPTION.


                              TW HOLDINGS II, INC.
                                      NOTE

                                                              April [__], 1999
                                                            New York, New York

                  FOR VALUE RECEIVED, TW Holdings II, Inc., a Delaware corporation (the "Borrower") hereby promises to pay to PRUDENTIAL SECURITIES CREDIT CORPORATION (the "Holder") or its assigns, the principal sum of seventy-five million ($75,000,000), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Indenture referred to below, and to pay interest on the unpaid principal amount of this Note until paid in full, at the rates per annum and on the dates provided in the Indenture (hereinafter defined) and the Credit Agreement, dated as of April 15, 1999 (the "Credit Agreement") among the Borrower, Trendwest Resorts, Inc. and Prudential Securities Credit Corporation.

                  The Maturity Date of this Note is as set forth in the Credit Agreement.

                  By its holding of this Note, the Holder shall be deemed to accept the terms of the Credit Agreement and the Indenture and agree to be bound thereby.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  This  Note is one of a duly  authorized  issue of Notes of the
Borrower, limited in aggregate principal amount of $75,000,000, issued under the Trust Indenture, dated as of April 15, 1999 (herein called the "Indenture"), among the Borrower, Trendwest Resorts, Inc. ("TWRI"), Sage Systems, Inc., as custodian (the "Custodian") and LaSalle National Bank, as trustee (the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Borrower, TWRI, the Custodian, the Trustee and the Holders and of the terms upon which the Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in Annex A of the Indenture.

                  This Note is secured by the pledge to the Trustee under the Indenture of the Trust Estate and recourse is limited to the extent set forth in the Indenture and the Credit Agreement. The amounts owed under this Note shall not include any recourse to the Trustee or any affiliates thereof.

                  The Outstanding Principal Amount of this Note shall, at any time, be equal to the outstanding amount of Advances made pursuant to the Credit Agreement; therefore, the Outstanding Principal Amount of this Note shall increase or decrease depending on Advances made to and Advances repaid by the Borrower.

                  If certain Events of Default under the indenture have been declared, the unpaid principal of the Notes may be declared immediately due and payable in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to Noteholders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the obligations of the Borrower with respect to the payment of principal and interest on this Note shall terminate.

                  The Indenture permits with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Noteholders under the Indenture at any time by the Company and the Trustee with the consent of the Noteholders of the percentages specified in the Indenture at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes, at the time Outstanding, on behalf of all the Holders, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this
Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

                  Each Note may be issued only in registered form and only in minimum denominations of at least $500,000 and integral multiples of $1,000 in excess thereof; provided that the foregoing shall not restrict or prevent the transfer in accordance with Section 2.3 of the Indenture of any Note having a remaining Outstanding Principal Amount of other than an integral multiple of $1,000, or the issuance of a single Note with a denomination less than $500,000.

                  The Borrower, the Trustee and any agent of the Borrower or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note may be overdue, and neither the Borrower, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture and this Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the Borrower has caused this instrument to be duly executed by the manual signature of its duly Authorized Officer.

Dated: April 15, 1999


                                TW HOLDINGS II, INC.


                                By:      ____________________________
                                         Name:
                                         Title:

                     Trustee's Certificate of Authentication

                     This is one of the Notes referred to in
                         the within mentioned Indenture.


                                            LASALLE NATIONAL BANK,
                                              as Trustee


                                          By: ____________________________
                                              Name:
                                              Title:

                                 ASSIGNMENT FORM

                  If you the holder want to assign this Note, fill in the form below and have your signature guaranteed:

          I or we assign and transfer this Note to:__________________________
_____________________________________________________________________________
_____________________________________________________________________________

(Print or type name, address and zip code and social security or tax ID number of assignee) and irrevocably appoint _________________, agent to transfer this Note on the books of the Borrower. The agent may substitute another to act for him.

Dated: ____________________

Signed:________________________________
(sign exactly as the name appears on the other side of this Note)

Signature Guarantee




Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead, of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Note.

trust indenture

                                    EXHIBIT C
                       FORM OF RULE 144A TRANSFEREE LETTER

                           RULE 144A TRANSFEREE LETTER


LaSalle National Bank
135 S. LaSalle Street
Suite 1625
Chicago, Illinois  60674

Ladies and Gentlemen:

                  We propose to purchase $[___] in original aggregate principal amount of TW Holdings II, Inc. Notes (the "Notes"). The Notes were issued pursuant to a Trust Indenture (as supplemented, the "Indenture") dated as of April 15, 1999, among TW Holdings II, Inc. (the "Borrower"), Trendwest Resorts, Inc., as Master Servicer ("TWRI"), Sage Systems, Inc., as Custodian (the "Custodian") and LaSalle National Bank, as trustee (the "Trustee"). Capitalized terms used herein but not otherwise defined shall have the same meaning as in Annex A to the Indenture.

                  In connection with our proposed purchase of the Notes, we agree to the following terms and conditions and make the representations and warranties stated herein with the express understanding that they will be relied upon by TWRI, the Borrower and the Trustee.

                  1. We understand that the Notes have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or registered or qualified under any state securities or "Blue Sky" laws and are being sold to us in a transaction that is exempt from the registration requirements of the Securities Act and the registration or qualification requirements of such state laws.

                  2. We are (Check one):

                     ___   (a)      a   "Qualified   Institutional   Buyer"  (as
                                    defined  in Rule 144A  under the  Securities
                                    Act),  in the case of a transfer of Notes to
                                    be made in reliance on Rule 144A.

                     ___   (b)      an  institutional  investor  that  has  such
                                    knowledge  and  experience  in financial and
                                    business   matters   as  to  be  capable  of
                                    evaluating   the  merits  and  risks  of  an
                                    investment in the Notes and is able to bear the economic risk of investment in the Notes.

                     ___   (c)      an "accredited  investor" as defined in Rule
                                    501 promulgated under the Securities Act that has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investment in the Notes and is able to bear the economic risk of investment in the Notes.

                  4. We agree that, to the extent that Section 2(a) of this letter is applicable, that the Notes will not be transferred unless such transfer is made in reliance on Rule 144A or unless some other exemption from the registration requirements of the Securities Act, or any applicable state securities law, is available.

                  5. To the extent that Section 2(b) or (c) of this letter is applicable, that we are acquiring the Notes (i) solely for investment purposes for our own account or for accounts as to which we exercise sole investment discretion and not with a view to any resale or distribution of the Notes in whole or in part, or (ii) otherwise for purposes which will not constitute a distribution of securities under the Securities Act, or under any state securities of "Blue Sky" laws subject, nevertheless, to the understanding that disposition of our property shall at all times be and remain within our control, and under no circumstances will we attempt to sell, pledge, hypothecate or otherwise transfer all or any portion of our interest in the Notes except in accordance with the terms of the Notes and the Indenture.

                  6. We agree not to sell the Notes in whole or in part, unless the subsequent purchaser agrees to be subject to the same representations and warranties as were applicable to us in acquiring the Notes.

                  7. We understand that each of the Notes shall bear a legend to substantially the following effect:

                  THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. BY ITS ACCEPTANCE HEREOF, EACH PURCHASER REPRESENTS AND AGREES THAT THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS UNDER STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH PROVISIONS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.

                  NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE REPRESENTS THAT EITHER (A) IT IS NOT AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT, WHETHER OR NOT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR DESCRIBED IN
SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF AN INVESTMENT IN SUCH ENTITY BY A PLAN, TRUST OR ACCOUNT DESCRIBED ABOVE, OR (B) THE ACQUISITION AND HOLDING OF SUCH NOTES WILL BE COVERED BY A DEPARTMENT OF LABOR CLASS EXEMPTION.

                  8. We understand that there is no public market for the Notes and it is unlikely that such market will develop.

                  9. We are authorized to invest in the Notes.

                  10. We certify that, in acquiring the Notes, we have complied with any applicable guidelines or regulations for or limitations on investments established by each regulatory agency or body, if any, which has jurisdiction over investments made by us and that our acquisition and retention of the Notes will not violate the limitations on possession contained in any such guidelines, regulations or limitations.

                  11. We further agree to be bound by all of the terms and conditions of ownership of the Notes contained in the Indenture, as the same may be amended from time to time.

                                      Very truly yours,

                                      [TRANSFEREE]

                                      By:      ____________________________
                                               Name:
                                               Title:

                                    EXHIBIT D

                             FORM OF INVESTOR LETTER

                                 INVESTOR LETTER


LaSalle National Bank
135 S. LaSalle Street
Suite 1625
Chicago, Illinois  60674

Ladies and Gentlemen:

                  We propose to purchase $[___] in original aggregate principal amount of TW Holdings II, Inc. Notes (the "Notes"). The Notes were issued pursuant to a Trust Indenture (as supplemented, the "Indenture") dated as of April 15, 1999, among TW Holdings II, Inc. (the "Borrower"), Trendwest Resorts, Inc., as Master Servicer ("TWRI"), Sage Systems, Inc., as Custodian (the "Custodian") and LaSalle National Bank, as trustee (the "Trustee"). Capitalized terms used herein but not otherwise defined shall have the same meaning as in Annex A to the Indenture.

                  In connection with our proposed purchase of the Notes, we agree to the following terms and conditions and make the representations and warranties stated herein with the express understanding that they will be relied upon by TWRI, the Borrower and the Trustee.

                  1. We understand that the Notes have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or registered or qualified under any state securities or "Blue Sky" laws and are being sold to us in a transaction that is exempt from the registration requirements of the Securities Act and the registration or qualification requirements of such state laws.

                  2. We are (Check one):

                           (a) a "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities
                                    Act),  in the case of a transfer of Notes to
                                    be made in reliance on Rule 144A.

                           (b) an institutional investor that has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Notes and is able to bear the economic risk of investment in the Notes.

                           (c) an "accredited investor" as defined in Rule 501 promulgated under the Securities Act that has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investment in the Notes and is able to bear the economic risk of investment in the Notes.

                  4. We agree that, to the extent that Section 2(a) of this letter is applicable, that the Notes will not be transferred unless such transfer is made in reliance on Rule 144A or unless some other exemption from the registration requirements of the Securities Act, or any applicable state securities law, is available.

                  5. To the extent that Section 2(b) or (c) of this letter is applicable, that we are acquiring the Notes (i) solely for investment purposes for our own account or for accounts as to which we exercise sole investment discretion and not with a view to any resale or distribution of the Notes in whole or in part, or (ii) otherwise for purposes which will not constitute a distribution of securities under the Securities Act, or under any state securities of "Blue Sky" laws subject, nevertheless, to the understanding that disposition of our property shall at all times be and remain within our control, and under no circumstances will we attempt to sell, pledge, hypothecate or otherwise transfer all or any portion of our interest in the Notes except in accordance with the terms of the Notes and the Indenture.

                  6. We agree not to sell the Notes in whole or in part, unless the subsequent purchaser agrees to be subject to the same representations and warranties as were applicable to us in acquiring the Notes.

                  7. We understand that each of the Notes shall bear a legend to substantially the following effect:

                  THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. BY ITS ACCEPTANCE HEREOF, EACH PURCHASER REPRESENTS AND AGREES THAT THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS UNDER STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH PROVISIONS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.

                  NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE REPRESENTS THAT EITHER (A) IT IS NOT AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT, WHETHER OR NOT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR DESCRIBED IN
SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF AN INVESTMENT IN SUCH ENTITY BY A PLAN, TRUST OR ACCOUNT DESCRIBED ABOVE, OR (B) THE ACQUISITION AND HOLDING OF SUCH NOTES WILL BE COVERED BY A DEPARTMENT OF LABOR CLASS EXEMPTION.

                  8. We understand that there is no public market for the Notes and it is unlikely that such market will develop.

                  9. We are authorized to invest in the Notes.

                  10. We certify that, in acquiring the Notes, we have complied with any applicable guidelines or regulations for or limitations on investments established by each regulatory agency or body, if any, which has jurisdiction over investments made by us and that our acquisition and retention of the Notes will not violate the limitations on possession contained in any such guidelines, regulations or limitations.

                  11. We further agree to be bound by all of the terms and conditions of ownership of the Notes contained in the Indenture, as the same may be amended from time to time.

                                      Very truly yours,

                                      [INVESTOR]

                                      By:      ____________________________
                                               Name:
                                               Title:

                                    EXHIBIT E

                             FORM OF SERVICER REPORT

                                    EXHIBIT F

                           FORM OF REQUEST FOR RELEASE

                        REQUEST FOR RELEASE OF DOCUMENTS

SAGE SYSTEMS, INC.
2135 112th Avenue, N.E., Suite 101
Bellevue, Washington 98004


          Re: Indenture dated as of April 15, 1999, among TW Holdings II, Inc., as Borrower, Trendwest Resorts, Inc., as Master Servicer, Sage Systems, Inc., as Custodian and LaSalle National Bank, as Trustee (the "Indenture")

                  Pursuant to Section 4.6 and 4.9(c) of the above-referenced Indenture, in connection with the Receivables indicated on Schedule A hereto, we request the release of the related Receivable Documents [specify documents] for the reason indicated below.

                  Capitalized terms used but not defined herein shall have the meanings given them in "Trendwest Warehouse Facility Definitions" attached as Annex A to the Indenture.


Loan Number:

Reason for Requesting Release (check all that apply)

___ 1.   Liquidation (Section 4.6(a)(i))
___ 2.   Breach of representation and warranty (Section 4.6(a)(ii))
___ 3.   Missing Receivable Documents (Section 4.6(a)(iii))
___ 4.   Failure to file financing statements (Section 4.6(a)(iv))
___ 5.   Cease to be an Eligible Receivable
___ 6.   Paid in Full
___ 7.   Upgrade


                                                 LASALLE NATIONAL BANK,


                                              By:___________________________
                                                  Name:
                                                  Title:

Release consented to:

[NOTEHOLDERS]


By:      __________________________
         Name:
         Title:

                                   SCHEDULE A

                           RECEIVABLES TO BE RELEASED
trust indenture

                                    EXHIBIT G

                                 FORM OF RECEIPT

                                     RECEIPT

RECEIPT NO.                                                              [Date]

          Re: Indenture dated as of April 15, 1999, among TW Holdings II, Inc., as Borrower, Trendwest Resorts, Inc., as Master Servicer, Sage Systems, Inc., as Custodian and LaSalle National Bank, as Trustee (the "Indenture")

Ladies and Gentlemen:

                  In accordance with the provisions of Section 4.8 of the above-referenced Indenture, the undersigned, as Custodian, hereby certifies that as to each Receivable described in the Schedule of Receivables, a copy of which is attached hereto, it has reviewed each Receivable Document and has determined that (i) all documents required to be delivered to it pursuant to the Indenture are in its possession, and (ii) based on its examination of the foregoing documents, such documents appear regular on their face and relate to the appropriate Receivable and none of the Receivable Documents contains evidence of any claims, liens, security interests or encumbrances (other than the Lien of the Indenture), and (iii) the information contained in the Schedule of Receivables matches the related information in the Receivable Documents.

                  The Custodian hereby confirms that it is holding each such Receivable Document as agent and bailee of the Trustee, as trustee for the Noteholders, pursuant to the terms of the Indenture. The Custodian hereby confirms it will act in accordance with the standard of care standard provided in the Indenture and under no circumstances shall the Custodian (i) deliver possession of any Receivable Document to the Borrower or any other Person, or
(ii) take any directions with respect to any Receivable Documents from the Borrower or any other Person, without the express written consent of the Trustee or the Noteholders.


                                            SAGE SYSTEMS, INC.,
                                              as Custodian


                                            By:   ____________________________
                                                  Name:
                                                  Title:

                              SCHEDULE A TO RECEIPT

                             SCHEDULE OF RECEIVABLES

                    TRENDWEST WAREHOUSE FACILITY DEFINITIONS

                  "Act" shall mean, with respect to any Noteholder, as defined in Section 1.4 of the Indenture.

                  "Advances" means the advances provided for by Section 1.1 of the Credit Agreement.

                  "Adverse Claim" shall mean any claim of ownership or any lien, security interest, title retention, trust or other charge or encumbrance, or other type of preferential arrangement having the effect or purpose of creating a lien or security interest, other than the interests created under this Indenture in favor of the Trustee and the Noteholders.

                  "Affiliate" shall mean any Person: (a) which directly or indirectly controls, or is controlled by, or is under common control with such Person; (b) which directly or indirectly beneficially owns or holds five percent (5%) or more of the voting stock of such Person; or (c) five percent (5%) or more of the voting stock of which is directly or indirectly beneficially owned or held by such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Assets" shall mean each Trust Estate Receivable, including any Substitute Receivables (but excluding any such loan which has been released from the lien of the Indenture pursuant to the terms hereof), and includes, without limitation, (a) the related Assignment, (b) all security interests or liens and property subject thereto from time to time purporting to secure payment by the Obligor thereunder, including without limitation, the Vacation Credits, (c) all guarantees, indemnities and warranties, certificates of title or other title documentation and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Trust Estate Receivable, (d) all collections and all related Receivable Documents, Receivable Files and records with respect to the foregoing, and (e) all proceeds of any of the foregoing.

                    "Assignee" shall have the meaning set forth in Section 7.1(b) of the Credit Agreement.

                  "Assignment" shall mean collectively, with respect to any Trust Estate Receivable, the related Sale Assignment and any Collateral Assignment.

                  "Assignment Date" shall mean each date when Trust Estate Receivables are transferred to the Trust Estate.

                  "Authorized Officer" means, with respect to TWRI or the Borrower, any officer of TWRI or the Borrower, as the case may be, who is authorized to act for TWRI or the Borrower, as the case may be, in matters relating to transactions contemplated by the Credit Agreement or the Indenture.

                  "Available Facility Amount" on any date of determination, shall mean (a) the Commitment, minus (b) the principal amount outstanding of all Advances on such date.

                    "Available Funds" means all funds held in the Collection Account as of the end of any Due Period.

                  "Board" shall mean, with respect to any Person, its board of directors or, if it does not have a board of directors, its governing body which performs the same duties as a board of directors.

                    "Borrower" shall mean TW Holdings II, Inc., a Delaware corporation.

                  "Borrower Order" or "Borrower Request" shall mean a written order or request delivered to the Trustee and signed by an Authorized Officer of the Borrower.

                  "Borrowing Base" shall mean, an amount equal to the lesser of 90% of (i) the aggregate Unpaid Principal Balance of Trust Estate Receivables which are Eligible Receivables, and (ii) the market value of such Eligible Receivables as determined solely by PSI.

                  "Borrowing Base Deficiency" shall have occurred on any date in which the Outstanding Principal Amount of the Notes exceeds the Borrowing Base.

                  "Borrowing Notice" shall have the meaning set forth in Section
1.3 of the Credit Agreement.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, Seattle, Washington, or in the city and State where the Trustee's principal offices are located, are authorized or obligated by law, executive order or governmental decree to be closed.

                    "Change of Control" shall have occurred with respect to TWRI if JELD WEN inc. no longer holds a majority of the common stock of TWRI.

                  "Charge-off Factor" means, with respect to any Due Period, a fraction of which the numerator is 365 and the denominator is the number of days in such Due Period.

                  "Charge-off Rate" means, as of any Payment date, the average of the Monthly Charge-off Rates for the three Due Periods immediately preceding the Due Period in which such Payment Date occurs.

                    "Clearing Account" shall be as defined in Section 5.3 of the Indenture.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time and any successor statute, together with the rules and regulations thereunder.

                  "Collateral Assignment" shall mean a certificate of assignment by the Borrower to the Trustee substantially in the form of Exhibit A to the Indenture giving notice of, and evidencing, the pledge of Receivables and the other Assets by the Borrower to the Trustee on behalf of the Trust Estate.

                    "Collection Account" shall have the meaning assigned to such term in Section 3.2 of the Indenture.

                    "Commission"   shall  mean  the   Securities   and  Exchange
Commission.

                  "Commitment" shall mean the obligation of the Lender to make Advances in an aggregate amount equal to $75,000,000, to the extent set forth in the Warehouse Facility Documents.

                  "Commitment Termination Date" shall mean the earlier of (i) the Maturity Date, or (ii) the occurrence of an Event of Default.

                  "Consolidated Charge-off Rate" means, as of any Payment Date, the average of the Consolidated Monthly Charge-off Rates for the three Due Periods immediately preceding the Due Period in which such Payment Date occurs.

                  "Consolidated Defaulted Receivable Amount" means, as of any Payment Date, a fraction, expressed as a percentage, the numerator of which is the Unpaid Principal Balance of all TWRI Receivables that were Defaulted Receivables as of the last day of the related Due Period, and the denominator of which is the Unpaid Principal Balance of all TWRI Receivables as of the last day of such Due Period.

                  "Consolidated Delinquency Rate Amount" means, as of any Payment Date, a fraction, expressed as a percentage, the numerator of which is the Unpaid Principal Balance of all TWRI Receivables in respect of which a payment of principal or interest was more than 30 days past due as of the last day of the related Due Period, and the denominator of which is the Unpaid Principal Balance of all TWRI Receivables as of the last day of such Due Period.

                  "Consolidated Monthly Charge-off Rate" means, with respect of any Due Period, a fraction, expressed as a percentage on a per annum basis, the numerator of which is the product of (x) the Charge-off Factor for such Due Period and (y) the Unpaid Principal Balance of all TWRI Receivables that were charged-off during such Due Period, and the denominator of which is the average outstanding principal balance of all TWRI Receivables for each day in such Due Period.

                  "Corporate Trust Office" shall mean the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of the Indenture is located at the address set forth in Section 12.4 of the Indenture.

                  "Credit Agreement" shall mean the credit agreement, dated as of April 15, 1999, by and among the Borrower, TWRI, and the Lender.

                  "Credit and Collection Policies" shall mean TWRI's credit extension procedures and policies and collection practices described in Exhibit B of the Credit Agreement.

                    "Custodian"  shall  be  Sage  Systems,   Inc,  a  Washington
corporation.

                  "Cut-off Date" shall mean with respect to Trust Estate Receivables financed on the Initial Funding Date, April 7, 1999 and, with respect to subsequent Trust Estate Receivables, as shall be mutually agreed upon by the Borrower, the Trustee and the Lender.

                  "Debt" shall mean for any Person, (a) indebtedness of such Person for borrowed money or credit extended, (b) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) obligations of such Person to pay the deferred purchase price of property or services, (d) obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as capital leases, (e) obligations secured by any lien or other charge upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations, (f) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (a) through (e) above, and (g) liabilities in respect of unfunded vested benefits under plans covered by ERISA. For the purposes hereof, the term "guarantee" shall include any agreement, whether such agreement is on a contingency or otherwise, to purchase, repurchase or otherwise acquire Debt of any other Person, or to purchase, sell or lease, as lessee or lessor, property or services, in any such case primarily for the purpose of enabling another Person to make payment of Debt, or to make any payment (whether as an advance, capital contribution, purchase of an equity interest or otherwise) to assure a minimum equity, asset base, working capital or other balance sheet or financial condition, in connection with the Debt of another Person, or to supply funds to or in any manner invest in another Person in connection with Debt of such Person.

                  "Default" shall mean any event or condition that would become an Event of Default after notice or passage of time or both.

                  "Defaulted Receivable" means any Trust Estate Receivable in respect of which (i) the related Obligor has failed to pay when due any amounts due in respect thereof which failure continues for 90 days or more; (ii) the Obligor has failed to perform any term or covenant on its part to be performed under any related Receivable Document which failure continues for 90 days or more, if the effect of such failure is to accelerate or to permit (with or without the giving of notice) the acceleration of the maturity of such Receivable; (iii) the related Obligor is the subject of a petition in bankruptcy, either voluntary or involuntary, or in any other proceeding under the federal bankruptcy laws or makes an assignment for the benefit of creditors;
(iv) any liquidation, foreclosure or similar proceedings have begun; or (v) the Master Servicer has determined, in accordance with the procedures and standards set forth in the Indenture and in the Credit and Collection Policies, that eventual payment in full is unlikely.

                  "Defaulted Receivable Amount" means, as of any Payment Date, a fraction, expressed as a percentage, the numerator of which is the Unpaid Principal Balance of all Trust Estate Receivables that were Defaulted Receivables as of the last day of the related Due Period and the denominator of which is the Unpaid Principal Balance of all Trust Estate Receivables as of the last day of such Due Period.

                  "Delinquency Rate Amount" means, as of any Payment Date, a fraction, expressed as a percentage, the numerator of which is the Unpaid
Principal Balance of all Trust Estate Receivables in respect of which a principal or interest payment was more than 30 days past due as of the last day of the related Due Period and the denominator of which is the Unpaid Principal Balance of all Trust Estate Receivables (other than Defaulted Receivables) as of the last day of such Due Period.

                  "Deposit  Date"  shall  mean  the  Business  Day   immediately
preceding each related Payment Date.

                  "Determination Date" shall mean, with respect to a Payment Date, the tenth day of the related calendar month (unless such day is not a Business Day, then the next day that is a Business Day).

                  "Dollars" or "$" shall mean the lawful currency of the United States of America, and in relation to any payment, same day or immediately available funds.

                  "Due Period" shall mean, (a) with respect to the initial Due Period, the month of April 1999, and (b) thereafter, with respect to any Payment Date, the period commencing on the first day of the calendar month preceding the calendar month in which such Payment Date occurs and ending on the last day of the calendar month preceding the calendar month in which such Payment Date occurs.

                  "Eligible Bank Account" shall mean a segregated account, which may be an account maintained with the Trustee, which is either (a) maintained with a depository institution or trust company whose long-term unsecured debt obligations are rated at least BBB+ by Standard & Poor's and Baa-1 by Moody's and whose short-term unsecured obligations are rated at least A-1 by Standard & Poor's and P-1 by Moody's; or (b) a trust account or similar account maintained with a federally or state chartered depository institution subject to regulations regarding fiduciary funds on deposit substantially similar to 12 C.F.R. 9.10(b).

                  "Eligible Investment" shall mean one or more of the following:

(a) obligations of, or guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

(b) repurchase agreements (including those with the Trustee as a counterparty) on obligations specified in clause (a) maturing not more than one month from the date of acquisition thereof, provided that the long-term unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by a Rating Agency in one of the three highest rating categories (without regard to numerical modifiers) available from a Rating Agency; and provided, further, that the short-term debt obligations of the party agreeing to repurchase shall be rated in the highest rating category (without regard to numerical modifiers) by a Rating Agency;

(c) federal funds, certificates of deposit, time deposits and bankers' acceptances, each of which shall not have an original maturity of more than 90 days, of any depository institution or trust company incorporated under the laws of the United States or any state; provided that the long-term unsecured debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by a Rating Agency in one of the three highest rating categories (without regard to numerical modifiers) available from a Rating Agency; and provided, further, that the short-term obligations of such depository institution or trust company shall be rated in the highest rating category (without regard to numerical modifiers) by a Rating Agency;

(d) commercial paper or commercial paper funds (having original maturities of not more than 90 days) of any corporation incorporated under the laws of the United States or any state thereof; provided that any such commercial paper or commercial paper funds shall be rated in the highest short-term rating category (without regard to numerical modifiers) by a Rating Agency; and

(e) any no-load money market fund rated in the highest short-term rating category or equivalent highest long-term rating category (without regard to numerical modifiers) by a Rating Agency;

provided that, Eligible Investments purchased from funds in the Eligible Bank Accounts shall include only such obligations or securities that either may be redeemed daily or mature no later than the Business Day next preceding the next Payment Date; and provided, further, that no instrument shall be an Eligible Investment if such instrument evidences a right to receive only interest payments with respect to the obligations underlying such instrument. Eligible Investments may include those Eligible Investments with respect to which the Trustee or an Affiliate thereof provides services.

                  "Eligible Receivable" shall mean, for any date of determination, any Receivable as to which the representations and warranties set forth in Section 2.3(a) of the Credit Agreement are true and correct as of the related Funding Date and for which the Custodian has delivered a Receipt pursuant to the Indenture; provided, however, any Receivable (i) for which payments are delinquent for 60 or more days on such date of determination, or
(ii) which is a Defaulted Receivable shall not be an Eligible Receivable.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                  "Event of Default" shall have the meaning assigned thereto in Sections 6.1 of the Indenture.

                    "Event of Master Servicer Termination" shall mean each of the events described in Section 5.10 of the Indenture.

                    "Event of Purchase Termination" shall have the meaning specified in Section 7 of the Receivable Sale Agreement.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  "Executive Officer" with respect to a Person shall mean the Chief Executive Officer, President, Chief Operating Officer or Chief Financial Officer.

                  "Foreign Obligor" means an obligor of a Receivable who is not a resident of, and is not making payments from, the "United States" (as defined in Section 7701(a)(9) of the Code).

                  "Funding Date" shall have the meaning set forth in Section 1.2 of the Credit Agreement.

                  "GAAP" shall mean, as of the date of any determination with respect thereto, generally accepted accounting principles as understood and applied in the United States at the time in question.

                  "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Grant" shall mean grant, bargain,  convey, assign,  transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm. The Grant of the Trust Estate effected by the Indenture shall include all rights, powers, and options (but none of the obligations) of the Borrower with respect thereto, including, without limitation, the immediate and continuing right to claim for, collect, receive, and give receipts for Payments in respect of the Receivables and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring judicial proceedings in the name of the Borrower or otherwise, and generally to do and receive anything that the Borrower is or may be entitled to do or receive thereunder or with respect thereto.

                  "Indenture" shall be the trust indenture, dated as of April 15, 1999, by and among the Borrower, the Master Servicer, the Custodian, and the Trustee.

                  "Initial  Funding  Date"  shall have the  meaning set forth in
Section 1.2 of the Credit Agreement.

                  "Installment Sale Contract" shall mean the vacation owner agreement executed by TWRI, Worldmark and an Obligor.

                  "Intended  Tax   Characterization"   shall  have  the  meaning
specified in Section 4.4(b) of the Indenture.

                    "Interest Payments" shall be as defined in 2.1(d) of the Indenture.

                  "Interest Period" shall mean the calendar month preceding the related Payment Date.

                  "Investment" shall mean any loan, advance, extension of credit (except for accounts and notes receivable for merchandise sold or services furnished in the ordinary course of business, and amounts paid in advance on account of the purchase price of merchandise to be delivered to the payor within one year of the date of the advance), or purchase of stock, notes, bonds or other securities or capital contribution to any Person, whether in cash or other property. The amount of any Investment shall be its cost (the amount of cash or the fair market value of other property given in exchange therefor).

                  "Issuance Date"  shall mean the Initial Funding Date.

                  "Lender" shall mean Prudential Securities Credit Corporation, its successors and permitted assigns.

                  "LIBOR" shall mean, with respect to any date of calculation, an interest rate per annum equal to the rate for one month maturity appearing on the Telerate Page 3750 at 11:00 a.m. on such date, as determined by the Lender.

                  "Lien"  shall  mean  any  interest  in  property  securing  an obligation owed to, or a claim by, any Person other than the owner of the property, whether such interest shall be based on the common law, civil law, statute, civil code or contract, whether or not such interest shall be recorded or perfected and whether or not such interest shall be contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances, and including the lien, privilege, security interest or other encumbrance arising from a mortgage, deed of trust, hypothecation, cession, transfer, assignment, pledge, adverse claim or charge, conditional sale or trust receipt, or from a lease, consignment or bailment for security purposes. The term "Lien" shall also include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property. For the purposes of the Credit Agreement, a Person shall be deemed to be the owner of any property that such Person shall have acquired or shall hold subject to a conditional sale agreement or other arrangement (including a leasing arrangement) pursuant to which title to the property shall have been retained by or vested in some other Person for security purposes.

                    "Liquidated Receivable" shall mean a Receivable for which a Liquidation has occurred.

                  "Liquidation" shall mean, with respect to any Defaulted Receivable, the sale of the related Vacation Credits, following an enforcement action to a Person other than the Master Servicer, the Borrower or TWRI.

                  "Liquidation Proceeds" shall mean the proceeds received in respect of a Defaulted Receivable after Liquidation.

                  "Master Servicer" shall mean Trendwest Resorts, Inc.

                  "Master Servicer Fee" shall mean, for each day, an amount equal to the product of (a) the Master Servicer Fee Rate, and (b) the Unpaid Principal Balance of all Trust Estate Receivables as of such date, and (c) a fraction, the numerator of which is one and the denominator of which is 360.

                  "Master Servicer Fee Rate" shall mean 1.75%.

                  "Maturity Date" shall mean April 14, 2000.

                  "Maximum Leverage Ratio" shall mean the ratio of (1) the aggregate of all recourse liabilities of TWRI (including with limitation, all securitization transactions (to the extent of actual recourse available) to (2) Tangible Net Worth.

                  "Minimum Assignment Denomination" shall mean $500,000.

                  "Monthly Charge-off Rate" means, with respect to any Due Period, a fraction, expressed as a percentage on a per annum basis, the numerator of which is the product of (x) the Charge-off Factor for such Due Period, and (y) the Unpaid Principal Balance of all Trust Estate Receivables that were charged off during such Due Period and the denominator of which is the average Unpaid Principal Balance of all Trust Estate Receivables for each day in such Due Period.

                  "Moody's" shall mean Moody's Investor Services, Inc.

                  "Net Income" shall mean, on a consolidated basis, as of any date of determination, for any period, net income (or loss) of TWRI as determined and computed in accordance with GAAP;

                  "New Equity" shall mean the sum of (i) the net cash proceeds of any sale of stock of TWRI by TWRI less (ii) the net cash proceeds received by TWRI in connection with the sale of stock under TWRI's employee stock option plans, or TWRI's employee stock purchase plan, approved by TWRI's shareholders.

                  "Note Daily Interest" shall mean for any day, the product of the Outstanding Principal Amount for the Notes at the close of business on such day (including any Advances made on such day), and the applicable Note Interest Rate for such day.

                  "Note Interest Payment Amount" shall mean for any Payment Date, the sum of Note Daily Interest for each day of the related Interest Period.

                  "Note Interest Rate" shall mean a per annum rate equal to (i) if no Event of Default has occurred and is continuing, one month LIBOR plus 1.00%, reset daily, and (ii) if an Event of Default has occurred and is continuing, one month LIBOR plus 4.00%, reset daily.

                  "Note Principal Payment Amount" shall mean, for any Payment Date, an amount sufficient to cause the Outstanding Principal Amount of the Notes to equal the Borrowing Base (after application of all Payments allocable to principal in respect of the Trust Estate Receivables for the related Due Period).

                    "Note Register" shall be as defined in Section 2.3 of the Indenture.

                    "Note Registrar" shall be as defined in Section 2.3 of the Indenture.

                    "Noteholder" or "Holder" shall mean a holder of a Note.

                    "Notes"  shall mean the variable  funding notes issued under
Article 2 of the Indenture.

                    "Obligor" means the obligor on an Installment Sale Contract.

                    "Officer's Certificate" (i) with respect to the Trustee, any duly authorized officer, including any vice president, assistant vice president, or any officer or assistant officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers and
(ii) with respect to TWRI or the Borrower shall mean a certificate executed on behalf of such party by the Chairman of the Board, the President or any Vice President of the relevant entity.

                    "Outstanding" shall mean, as of any date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

                    (a) Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                    (b) Notes or portions thereof for whose payment money in the necessary amount has been theretofore irrevocably deposited with the Trustee in trust for the holders of such Notes; and

                    (c) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Trustee is presented that any such Notes are held by a Person in whose hands the Note is a valid obligation; provided, however, that in determining whether the holders of the requisite percentage of the Outstanding Principal Amount of the Notes have given any request, demand, authorization, direction, notice, consent, or waiver hereunder, Notes owned by the Borrower or any Affiliate of the Borrower shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Notes that a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded.

                  "Outstanding Principal Amount" shall mean the aggregate unpaid principal amount of the Notes at any time.

                  "Paying Agent" shall mean the Trustee.

                  "Payment Date" shall mean (i) the 15th day of each month (unless such day is not a Business Day, then the next day that is a Business
Day), commencing on May 17, 1999 and (ii) the Maturity Date.

                  "Payments" shall mean for any Receivable for any Due Period, all amounts received with respect to such Receivable during such Due Period, including, without limitation, payments (including prepayments) from the relevant Obligor (including principal, interest, late fees and other charges.

                  "Permitted Liens" shall mean Liens created under the Indenture.

                  "Person" shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, estate, unincorporated organization or government (or any agency or political subsection thereof).

                    "Principal Payments" shall be as defined in Section 2.1(c) of the Indenture.

                  "PSI" shall mean Prudential Securities Incorporated.

                  "Rating Agency" shall mean any of Fitch IBCA, Inc., Duff & Phelps Credit Rating Co., Standard & Poor's, or Moody's.

                  "Receipt" shall be defined in Section 4.8 of the Indenture.

                  "Receivable" shall mean each of the right to use receivables originated by TWRI with respect to Resorts owned by Worldmark.

                  "Receivable Acquisition Price" shall mean the lesser of (i) 90% of the Unpaid Principal Balance for Eligible Receivables as of the date of purchase under the Receivable Sale Agreement, and (ii) 90% of the aggregate market value of such Eligible Receivables, as determined solely by PSI.

                  "Receivable Coupon Rate" shall mean, with respect to any Receivable, the per annum rate of interest set forth in the related Installment Sale Contract, used to calculate the interest payment due on such Receivable.

                  "Receivable Documents" shall mean with respect to each Trust Estate Receivable and each Obligor:

                    (i) an original Installment Sale Contract with evidence that the appropriate financing statements have been filed in the appropriate filing offices;

                    (ii) a notice of sale and assignment affixed to the Installment Sale Contract stating the following: "Undivided interests in the Receivables described herein have been sold to TW Holdings II, Inc. pursuant to a Receivable Sale Agreement dated as of April 15, 1999, between Trendwest Resorts, Inc. and TW Holdings II, Inc. TW Holdings II, Inc. has pledged such interest to LaSalle National Bank, as Trustee, pursuant to an Indenture dated as of April 15, 1999, by and among TW Holdings II, Inc., Trendwest Resorts, Inc. and LaSalle National Bank."

                    (iii) an original of each guarantee, assumption, modification or substitution agreement, if any, which relates to the related Receivable (or copy thereof certified by an officer of the Borrower to be a true and correct copy); and

                    (iv) copies of all other Receivable Files related to such Receivable.

                  "Receivable Files" shall mean the documents and other papers and computerized records customarily maintained by the Master Servicer in servicing receivables comparable to the Receivables.

                  "Receivable Sale Agreement" shall mean the Receivable Sale Agreement dated as of April 15, 1999 between the Borrower and TWRI, pursuant to which the Borrower agrees to acquire Eligible Receivables from TWRI, as from time to time further amended, supplemented or modified.

                  "Record Date" shall mean, with respect to a Payment Date, the last day of the calendar month immediately preceding such Payment Date.

                  "Records" shall refer to all documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) prepared and maintained by the Master Servicer or by or on behalf of the Borrower with respect to Receivables and the related Obligors.

                    "Repurchase Requirement" shall be as defined in Section 5(d) of the Receivables Sale Agreement.

                    "Request for Release" shall be as defined in the Section 4.6 of the Indenture.

                    "Required Information" shall mean, as of the related Cut-Off Date, with respect to a Trust Estate Receivable, the following information: (a) its identifying number, (b) the name and mailing address of the related Obligor,
(c) the original number of months to maturity, (d) the number of months to maturity as of the related Cut-Off Date, (e) the Receivable Coupon Rate, (f) its date of origination, (g) the Original Principal Balance, (h) the Unpaid Principal Balance as of the Cut-Off Date, (i) the maturity date, (j) the monthly payment amount, (k) sale price, (l) the paid-through date, (m) the first payment date, (n) the date of sale, and (o) the related number of Vacation Credits.

                    "Requirement of Law" shall mean, as to any Person, any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether federal, state or local (including, without limitation, usury laws, the federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

                    "Responsible Officer" shall mean, with respect to the Trustee, any officer or such officer's superiors assigned to the Asset Backed Securities Trust Group of the Trustee and the transactions contemplated by the Warehouse Facility Documents, including any Managing Director, Vice President, Assistant Vice President, Secretary, Assistant Secretary, Treasurer, Assistant Treasurer, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers.

                    "Resorts" shall mean all the resorts owned (or leased) and operated by Worldmark, whether existing on the Issuance Date or in the future.

                    "Sale Assignment" each assignment executed by TWRI in favor of the Borrower from time to time pursuant to the Receivable Sale Agreement conveying Receivables to the Borrower.

                    "Sale Date" shall mean, with respect to any Receivable, the date on which such Receivable is sold or contributed pursuant to Section 2 of the Receivable Sale Agreement.

                    "Schedule of Exceptions" shall be as defined in Section 4.6 of the Indenture.

                    "Schedule of Receivables" shall mean a list containing the Required Information with respect to each Trust Estate Receivable delivered to the Trustee and the Custodian under the Indenture.

                    "Securities" shall mean, with respect to any Person, any shares of any class of such Person's capital stock, or any options or warrants to purchase its capital stock or other security exchangeable for or convertible into its capital stock.

                    "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

                    "Securitization Take-out" shall mean a transaction pursuant to which the Trust Estate Receivables and other related Assets constituting the Trust Estate are reconveyed in connection with the public issuance or private placement of securities rated by at least one of the Rating Agencies and backed by the Trust Estate Receivables and other related Assets.

                    "Security Interest" shall mean the security interest and rights created under the Indenture in the Assets in favor of the Trustee.

                    "Servicer Report" shall be as defined in Section 5.2 of the Indenture.

                    "Solvent" shall mean, with respect to any Person, that:

                    (a) the properties of such Person, at a fair valuation, exceed the total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of such Person;

                    (b) based on current projections, which are based on underlying assumptions which provide a reasonable basis for the projections and which reflect such Person's judgment based on present circumstances of the most likely set of conditions and such Person's most likely course of action for the period projected, such Person believes it has sufficient cash flow to enable it to pay its debts as they mature; and

                    (c) such Person does not have an unreasonably small capital with which to engage in its anticipated business.

                    "Standard & Poor's" shall mean Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc.

                    "Subsequent Funding Date" shall have the meaning set forth in Section 1.2 of the Credit Agreement.

                    "Substitute Receivable" means an Eligible Receivable submitted for a Trust Estate Receivable under Section 4.6 of the Indenture: (i) having as of the time of substitution a principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution equal to or greater than the Unpaid Principal Balance of the Trust Estate Receivable for which it is being substituted, provided that if more than one Receivable is being submitted, the aggregate principal balance of all submitted Receivables shall be equal or greater than the Unpaid Principal Balance of the Trust Estate Receivables for which they are being substituted, (ii) having a Receivable Coupon Rate equal to or greater than the Receivable Coupon Rate of the Trust Estate Receivable for which it is being substituted, and (iii) otherwise satisfying the representations and warranties contained therein.

                    "Tangible Net Worth" shall equal a Person's (i) net worth as calculated under GAAP, less (ii) receivables from stockholders or Affiliates, less (iii) intangible assets as calculated under GAAP.

                    "Tax or Taxes" shall mean all taxes, charges, fees, levies or other assessments, including, without limitation, income, gross receipts, profits, withholding, excise, property, sales, use, occupation and franchise taxes (including, in each such case, any interest, penalties or additions attributable to or imposed on or with respect to any such taxes, charges, fees or other assessments) imposed by the United States, any state or political subdivision thereof, any foreign government or any other jurisdiction or taxing authority.

                    "Transfer" shall be as specified in Section 4.2(a) of the Indenture.

                    "Transfer Notice" shall be as specified in Section 4.2(b) of the Indenture.

                    "Trust Accounts" shall mean such accounts as the Trustee may create from time to time under the Indenture.

                    "Trust Estate" shall mean all money, instruments and other property and rights subject to the lien of this Indenture, including all proceeds thereof.

                    "Trust Estate Receivables" shall mean all Receivables that are pledged to the Trustee and are part of the Trust Estate.

                    "Trustee" shall be LaSalle National Bank.

                    "Trustee Fee" shall mean an amount equal to $2,500 a month.

                    "TWRI"  shall  mean  Trendwest  Resorts,   Inc.,  an  Oregon
corporation.

                    "TWRI Receivables" shall mean, as of any time, all right to use timeshare receivables originated by TWRI other than Receivables that have been paid in full or charged off and including the Trust Estate Receivables.

                    "UCC" shall mean the Uniform Commercial Code as in effect in the relevant state.

                    "Unpaid Principal Balance" means the unpaid principal amount for a Receivable as of the end of the most recent Due Period, or in the case of the initial funding, on a date agreed upon by the Lender and the Borrower on the Initial Funding Date.

                    "Upgrade" shall mean the prepayment of a Receivable and entry into a new Installment Sale Contract by an Obligor, Worldmark and TWRI, pursuant to which the Obligor purchases additional Vacation Credits in exchange for an increase in the principal balance owed by such Obligor.

                    "Vacation Credit Purchase Price" shall mean, with respect to a Defaulted Receivable, the lesser of (a) an amount equal to 25% of the price at which the related Obligor purchased the related Vacation Credits, and (b) the Unpaid Principal Balance of such Defaulted Receivable.

                    "Vacation Credits" shall mean the related Obligor's Vacation Credits in Worldmark.

                    "Warehouse   Facility   Documents"  shall  mean  the  Credit
Agreement,   the  Receivable  Sale  Agreement,  the  Indenture,  the  Collateral
Assignments, any Subservicing Agreement, the Engagement Letter and the Notes.

                    "Worldmark" shall mean Worldmark, the Club, a California mutual benefit corporation which holds unencumbered fee title to (or a long term lease on) the Resorts subject to the rights of the Obligors to use the Resorts.

                    "Year 2000 Problem" shall mean the inability of computers, as well as embedded microchips in non-computing devices, to perform properly date-sensitive functions with respect to certain dates prior to and after December 31, 1999.